REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Contract Owners of
Variable Account D of Union Security Insurance Company and the
Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of each of the Sub-Accounts of Variable Account D of Union Security Insurance Company (the “Account”) listed in Note 1 (collectively, the “Sub-Accounts”), as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, except for the Sub-Accounts included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Sub-Accounts and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2024, and the results of their operations for the year then ended (or for the periods listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Hartford MidCap HLS Fund	December 31, 2024	Year ended December 31, 2024	Two years in the period ended December 31, 2024	Four years in the period ended December 31, 2024 and the period from September 18, 2020 to December 31, 2020
Invesco V.I. Government Securities Fund	December 31, 2024	Year ended December 31, 2024	Two years in the period ended December 31, 2024	Two years in the period ended December 31, 2024 and the period from May 10, 2022 to December 31, 2022
Invesco V.I. High Yield Fund	December 31, 2024	Year ended December 31, 2024	Two years in the period ended December 31, 2024	Two years in the period ended December 31, 2024 and the period from April 29, 2022 to December 31, 2022
American Century VP Balanced Fund	Not Applicable	Period from January 1, 2024 to April 26, 2024	Period from January 1, 2024 to April 26, 2024 and the year ended December 31, 2023	Period from January 1, 2024 to April 26, 2024 and the four years in the period ended December 31, 2023
American Century VP Capital Appreciation Fund	Not Applicable	Period from January 1, 2024 to April 26, 2024	Period from January 1, 2024 to April 26, 2024 and the year ended December 31, 2023	Period from January 1, 2024 to April 26, 2024 and the four years in the period ended December 31, 2023
LVIP American Century Balanced Fund	December 31, 2024	Period from April 26, 2024 to December 31, 2024	Period from April 26, 2024 to December 31, 2024	Period from April 26, 2024 to December 31, 2024
LVIP American Century Capital Appreciation Fund	December 31, 2024	Period from April 26, 2024 to December 31, 2024	Period from April 26, 2024 to December 31, 2024	Period from April 26, 2024 to December 31, 2024

AB VPS Sustainable International Thematic Portfolio	Not Applicable	Period from January 1, 2024 to April 15, 2024	Period from January 1, 2024 to April 15, 2024 and the year ended December 31, 2023	Period from January 1, 2024 to April 15, 2024 and the four years in the period ended December 31, 2023
Allspring VT International Equity Fund	Not Applicable	Period from January 1, 2024 to April 30, 2024	Period from January 1, 2024 to April 30, 2024 and the year ended December 31, 2023	Period from January 1, 2024 to April 30, 2024 and the four years in the period ended December 31, 2023

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the Account’s custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Hartford, Connecticut
April 16, 2025
We have served as the auditor of the Variable Account D of Union Security Insurance Company since 2002.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Discovery All Cap Growth Fund	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Government Money Fund II
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$3,372,678	$—	$—	$—
class A	—	—	—	—	—	2,218,439	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	220,279	1,173,337	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	1,563,567	128,417	33,359	269,571	6,593,168	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	502,836
class STD2	—	—	—	—	—	—	—	—	—	—
Total investments	1,563,567	128,417	33,359	269,571	6,593,168	2,218,439	3,372,678	220,279	1,173,337	502,836
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	55	5	1	10	470,470	27	3,497	7	38	13
Other assets	—	—	—	1	3	—	—	2	—	—
Total assets	1,563,622	128,422	33,360	269,582	7,063,641	2,218,466	3,376,175	220,288	1,173,375	502,849

Liabilities:
Due to Sponsor Company	55	5	1	10	470,470	27	3,497	7	38	13
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	—	—	—	1	—
Total liabilities	55	5	1	10	470,470	27	3,497	7	39	13

Net assets:
For contract liabilities	$1,563,567	$128,417	$33,359	$269,572	$6,593,171	$2,218,439	$3,372,678	$220,281	$1,173,336	$502,836

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$3,372,678	$—	$—	$—
class A	—	—	—	—	—	2,218,439	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	220,281	1,173,336	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	1,563,567	128,417	33,359	269,572	6,593,171	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	502,836
class STD2	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$1,563,567	$128,417	$33,359	$269,572	$6,593,171	$2,218,439	$3,372,678	$220,281	$1,173,336	$502,836

Shares:
class 2	—	—	—	—	—	—	122,777	—	—	—
class A	—	—	—	—	—	24,840	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	24,287	206,573	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	46,507	12,553	6,993	8,042	6,593,168	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	502,836
class STD2	—	—	—	—	—	—	—	—	—	—
Total shares	46,507	12,553	6,993	8,042	6,593,168	24,840	122,777	24,287	206,573	502,836

Cost	$1,365,024	$132,924	$31,507	$208,345	$6,593,168	$1,505,251	$3,006,223	$259,856	$1,320,907	$502,836

Deferred contracts in the accumulation period:
Units owned by participants #	40,071	13,673	3,130	10,524	609,581	10,799	57,884	14,453	38,609	44,501
Minimum unit fair value #*	$36.194841	$9.392283	$10.657495	$24.864070	$9.422249	$162.832359	$53.759659	$14.449941	$28.093993	$7.712945
Maximum unit fair value #*	$70.158632	$9.392283	$10.657495	$24.864070	$11.081873	$162.832359	$53.759659	$21.200999	$45.823522	$11.496901
Contract liability	$1,546,529	$128,417	$33,359	$261,679	$6,182,718	$1,758,417	$3,111,815	$220,069	$1,172,511	$502,836

Contracts in payout (annuitization) period:
Units owned by participants #	428	—	—	317	40,561	2,825	4,852	10	18	—
Minimum unit fair value #*	$36.194841	$—	$—	$24.864070	$9.926676	$162.832359	$53.759659	$21.200999	$45.823522	$—
Maximum unit fair value #*	$70.158632	$—	$—	$24.864070	$11.081873	$162.832359	$53.759659	$21.200999	$45.823522	$—
Contract liability	$17,038	$—	$—	$7,893	$410,453	$460,022	$260,863	$212	$825	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2024

	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	41,479,175	15,563,156	13,769,265	28,583,972	341,738,987	15,020,895	18,617,327
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	829,358	8,818,562	5,524,064	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total investments	829,358	8,818,562	5,524,064	41,479,175	15,563,156	13,769,265	28,583,972	341,738,987	15,020,895	18,617,327
Due from Sponsor Company	—	—	—	—	39,047	—	—	—	28,149	10,600
Receivable for fund shares sold	29	302	191	5,559	—	2,125	12,048	174,921	—	—
Other assets	—	—	—	—	—	—	1	—	—	—
Total assets	829,387	8,818,864	5,524,255	41,484,734	15,602,203	13,771,390	28,596,021	341,913,908	15,049,044	18,627,927

Liabilities:
Due to Sponsor Company	29	302	191	5,559	—	2,125	12,048	174,921	—	—
Payable for fund shares purchased	—	—	—	—	39,047	—	—	—	28,149	10,600
Other liabilities	—	1	—	2	3	—	—	—	1	2
Total liabilities	29	303	191	5,561	39,050	2,125	12,048	174,921	28,150	10,602

Net assets:
For contract liabilities	$829,358	$8,818,561	$5,524,064	$41,479,173	$15,563,153	$13,769,265	$28,583,973	$341,738,987	$15,020,894	$18,617,325

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	41,479,173	15,563,153	13,769,265	28,583,973	341,738,987	15,020,894	18,617,325
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	829,358	8,818,561	5,524,064	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$829,358	$8,818,561	$5,524,064	$41,479,173	$15,563,153	$13,769,265	$28,583,973	$341,738,987	$15,020,894	$18,617,325

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	1,414,223	1,646,895	258,869	1,222,582	15,161,446	929,511	656,233
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	81,151	865,413	281,266	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total shares	81,151	865,413	281,266	1,414,223	1,646,895	258,869	1,222,582	15,161,446	929,511	656,233

Cost	$878,591	$8,289,980	$4,666,502	$36,982,610	$18,531,953	$11,846,459	$26,617,901	$240,315,755	$12,839,564	$22,096,166

Deferred contracts in the accumulation period:
Units owned by participants #	41,811	405,033	147,720	3,479,419	3,675,421	1,744,216	4,582,895	2,972,183	3,691,119	1,582,681
Minimum unit fair value #*	$19.297961	$20.744496	$36.615132	$11.053608	$3.808340	$7.063925	$5.290328	$16.385138	$3.559779	$11.284896
Maximum unit fair value #*	$20.268558	$40.743349	$37.729833	$37.233382	$19.577478	$8.057189	$15.073776	$122.835852	$19.305749	$11.585849
Contract liability	$829,358	$8,807,888	$5,524,064	$39,745,925	$15,205,458	$13,648,460	$28,054,324	$326,776,940	$14,540,526	$18,221,469

Contracts in payout (annuitization) period:
Units owned by participants #	—	262	—	156,804	93,924	15,326	86,383	135,159	120,926	34,317
Minimum unit fair value #*	$—	$40.743349	$—	$11.053608	$3.808340	$7.882472	$6.131405	$16.385138	$3.972429	$11.535153
Maximum unit fair value #*	$—	$40.743349	$—	$11.053608	$3.808340	$7.882472	$6.131405	$122.835852	$3.972429	$11.535153
Contract liability	$—	$10,673	$—	$1,733,248	$357,695	$120,805	$529,649	$14,962,047	$480,368	$395,856

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2024

	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	47,291	—	—	—	—	—	48,889,630
class IA	12,344,020	31,473,620	4,705,559	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	3,660,767	270,914	159,762	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	618,429	1,495,675	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total investments	12,344,020	31,473,620	4,705,559	47,291	618,429	1,495,675	3,660,767	270,914	159,762	48,889,630
Due from Sponsor Company	2,631	23,302	2,694	—	—	—	—	—	—	—
Receivable for fund shares sold	—	—	—	1	8	19	88	8	2	20,093
Other assets	—	—	—	—	—	—	—	—	—	—
Total assets	12,346,651	31,496,922	4,708,253	47,292	618,437	1,495,694	3,660,855	270,922	159,764	48,909,723

Liabilities:
Due to Sponsor Company	—	—	—	1	8	19	88	8	2	20,093
Payable for fund shares purchased	2,631	23,302	2,694	—	—	—	—	—	—	—
Other liabilities	2	1	1	—	—	—	—	—	—	—
Total liabilities	2,633	23,303	2,695	1	8	19	88	8	2	20,093

Net assets:
For contract liabilities	$12,344,018	$31,473,619	$4,705,558	$47,291	$618,429	$1,495,675	$3,660,767	$270,914	$159,762	$48,889,630

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	47,291	—	—	—	—	—	48,889,630
class IA	12,344,018	31,473,619	4,705,558	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	3,660,767	270,914	159,762	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	618,429	1,495,675	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$12,344,018	$31,473,619	$4,705,558	$47,291	$618,429	$1,495,675	$3,660,767	$270,914	$159,762	$48,889,630

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	3,721	—	—	—	—	—	1,394,456
class IA	1,185,785	1,085,297	46,821	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	49,935	53,967	19,225	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	22,913	62,843	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total shares	1,185,785	1,085,297	46,821	3,721	22,913	62,843	49,935	53,967	19,225	1,394,456

Cost	$11,966,571	$26,117,996	$3,423,265	$70,874	$592,539	$1,240,860	$2,373,448	$299,588	$189,510	$35,172,886

Deferred contracts in the accumulation period:
Units owned by participants #	5,919,073	312,012	855,577	1,295	7,195	17,166	32,761	17,438	12,065	2,243,575
Minimum unit fair value #*	$1.189842	$44.712662	$4.939015	$24.866867	$75.567331	$80.283463	$72.139651	$14.005357	$13.180912	$20.433484
Maximum unit fair value #*	$13.627986	$102.405681	$37.008480	$24.866867	$75.567331	$80.283463	$152.386601	$15.623646	$13.180912	$22.509476
Contract liability	$11,856,914	$30,345,212	$4,627,629	$32,204	$543,707	$1,378,123	$3,313,142	$251,268	$159,028	$47,599,857

Contracts in payout (annuitization) period:
Units owned by participants #	270,091	11,019	14,140	607	989	1,464	3,220	1,268	56	60,352
Minimum unit fair value #*	$1.778781	$102.405681	$5.511426	$24.866867	$75.567331	$80.283463	$72.139651	$14.005357	$13.180912	$21.152031
Maximum unit fair value #*	$13.627986	$102.405681	$5.511426	$24.866867	$75.567331	$80.283463	$152.386601	$15.623646	$13.180912	$22.509476
Contract liability	$487,104	$1,128,407	$77,929	$15,087	$74,722	$117,552	$347,625	$19,646	$734	$1,289,773

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2024

	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery SMID Cap Growth Fund	Allspring VT Opportunity Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$1,513,620	$1,101,761	$576,217	$55,145
class A	—	—	224,222	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	24,877	1,363,889	—	2,124,442	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	62,049	124,666	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total investments	24,877	1,363,889	224,222	2,124,442	62,049	124,666	1,513,620	1,101,761	576,217	55,145
Due from Sponsor Company	—	—	339	—	—	—	—	—	—	—
Receivable for fund shares sold	—	17	—	26	1	2	58	200	7	2
Other assets	—	1	1	—	—	—	—	—	—	—
Total assets	24,877	1,363,907	224,562	2,124,468	62,050	124,668	1,513,678	1,101,961	576,224	55,147

Liabilities:
Due to Sponsor Company	—	17	—	26	1	2	58	200	7	2
Payable for fund shares purchased	—	—	339	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	1	—	—	—	—	—
Total liabilities	—	17	339	26	2	2	58	200	7	2

Net assets:
For contract liabilities	$24,877	$1,363,890	$224,223	$2,124,442	$62,048	$124,666	$1,513,620	$1,101,761	$576,217	$55,145

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$1,513,620	$1,101,761	$576,217	$55,145
class A	—	—	224,223	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	24,877	1,363,890	—	2,124,442	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	62,048	124,666	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$24,877	$1,363,890	$224,223	$2,124,442	$62,048	$124,666	$1,513,620	$1,101,761	$576,217	$55,145

Shares:
class 2	—	—	—	—	—	—	76,214	118,088	23,840	2,053
class A	—	—	30,300	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	2,575	73,406	—	77,847	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	8,523	4,951	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class SRV	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total shares	2,575	73,406	30,300	77,847	8,523	4,951	76,214	118,088	23,840	2,053

Cost	$27,326	$1,210,151	$225,801	$1,949,014	$66,420	$124,602	$1,262,418	$1,039,877	$620,544	$50,920

Deferred contracts in the accumulation period:
Units owned by participants #	777	20,267	9,549	23,083	2,386	3,775	43,205	19,489	4,426	1,177
Minimum unit fair value #*	$17.985712	$63.742958	$21.100760	$89.978477	$25.053752	$31.875632	$34.602394	$54.610835	$113.867912	$40.075390
Maximum unit fair value #*	$17.985712	$63.742958	$21.100760	$89.978477	$25.053752	$31.875632	$34.602394	$54.610835	$113.867912	$40.075390
Contract liability	$13,979	$1,291,883	$201,490	$2,077,003	$59,778	$120,316	$1,495,012	$1,064,289	$504,011	$47,156

Contracts in payout (annuitization) period:
Units owned by participants #	606	1,130	1,077	527	91	136	538	686	634	199
Minimum unit fair value #*	$17.985712	$63.742958	$21.100760	$89.978477	$25.053752	$31.875632	$34.602394	$54.610835	$113.867912	$40.075390
Maximum unit fair value #*	$17.985712	$63.742958	$21.100760	$89.978477	$25.053752	$31.875632	$34.602394	$54.610835	$113.867912	$40.075390
Contract liability	$10,898	$72,007	$22,733	$47,439	$2,270	$4,350	$18,608	$37,472	$72,206	$7,989

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2024

	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio	LVIP American Century Balanced Fund	LVIP American Century Capital Appreciation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account (1)(3)	Sub-Account (2)(3)

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—
class A	—	—	—	—	—
class D	—	43,884	—	—	—
class I	—	—	759,894	—	—
class IA	—	—	—	—	—
class INIT	—	—	—	—	—
class PRIM	—	—	—	—	—
class S	175,806	—	—	—	—
class S1	—	—	—	—	—
class SRV	—	—	—	—	—
class STD2	—	—	—	630,105	159,788
Total investments	175,806	43,884	759,894	630,105	159,788
Receivable for fund shares sold	2	1	9	8	2
Other assets	—	—	—	—	—
Total assets	175,808	43,885	759,903	630,113	159,790

Liabilities:
Due to Sponsor Company	2	1	9	8	2
Other liabilities	—	—	—	—	—
Total liabilities	2	1	9	8	2

Net assets:
For contract liabilities	$175,806	$43,884	$759,894	$630,105	$159,788

Contract Liabilities:
class 2	$—	$—	$—	$—	$—
class A	—	—	—	—	—
class D	—	43,884	—	—	—
class I	—	—	759,894	—	—
class IA	—	—	—	—	—
class INIT	—	—	—	—	—
class PRIM	—	—	—	—	—
class S	175,806	—	—	—	—
class S1	—	—	—	—	—
class SRV	—	—	—	—	—
class STD2	—	—	—	630,105	159,788
Total contract liabilities	$175,806	$43,884	$759,894	$630,105	$159,788	$—	$—	$—

Shares:
class 2	—	—	—	—	—
class A	—	—	—	—	—
class D	—	4,063	—	—	—
class I	—	—	19,031	—	—
class IA	—	—	—	—	—
class INIT	—	—	—	—	—
class PRIM	—	—	—	—	—
class S	14,988	—	—	—	—
class S1	—	—	—	—	—
class SRV	—	—	—	—	—
class STD2	—	—	—	74,986	9,530
Total shares	14,988	4,063	19,031	74,986	9,530

Cost	$167,332	$45,954	$535,027	$589,401	$142,627

Deferred contracts in the accumulation period:
Units owned by participants #	8,596	3,398	35,703	10,331	1,472
Minimum unit fair value #*	$17.476539	$11.558846	$21.210536	$57.435400	$90.270350
Maximum unit fair value #*	$17.476539	$11.558846	$21.210536	$57.435400	$90.270350
Contract liability	$150,228	$39,273	$757,282	$593,337	$132,910

Contracts in payout (annuitization) period:
Units owned by participants #	1,464	399	123	640	298
Minimum unit fair value #*	$17.476539	$11.558846	$21.210536	$57.435400	$90.270350
Maximum unit fair value #*	$17.476539	$11.558846	$21.210536	$57.435400	$90.270350
Contract liability	$25,578	$4,611	$2,612	$36,768	$26,878

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Merged assets from American Century VP Balanced Fund. Change effective April 26, 2024.
(2) Merged assets from American Century VP Capital Appreciation Fund. Change effective April 26, 2024.
(3) Funded as of April 26,2024.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations
For the Periods Ended December 31, 2024

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Discovery All Cap Growth Fund
	Sub-Account (1)	Sub-Account (2)	Sub-Account (3)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$3,062	$—	$—	$10,477	$3,299	$1,858	$5,120	$352,140	$1,154	$—

Expenses:
Administrative charges	—	—	—	—	—	—	(493)	—	—	—
Mortality and expense risk and other charges	(814)	(225)	(182)	(20,252)	(1,734)	(436)	(4,104)	(90,765)	(9,473)	(47,555)
Total expenses	(814)	(225)	(182)	(20,252)	(1,734)	(436)	(4,597)	(90,765)	(9,473)	(47,555)
Net investment income (loss)	2,248	(225)	(182)	(9,775)	1,565	1,422	523	261,375	(8,319)	(47,555)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	32,546	(1,326)	(32,823)	44,921	(42)	30	29,981	—	30,667	35,712
Net realized gain distributions	—	5,352	—	125,824	—	—	1,522	—	85,501	166,056
Change in unrealized appreciation (depreciation) during the period	(19,648)	8,117	31,637	177,201	(1,061)	521	(29,561)	—	344,502	442,567
Net gain (loss) on investments	12,898	12,143	(1,186)	347,946	(1,103)	551	1,942	—	460,670	644,335
Net increase (decrease) in net assets resulting from operations	$15,146	$11,918	$(1,368)	$338,171	$462	$1,973	$2,465	$261,375	$452,351	$596,780

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2024

	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$8,669	$68,129	$23,866	$26,289	$197,913	$48,433	$814,774	$586,721	$103,412	$550,697

Expenses:
Administrative charges	(215)	(1,080)	(522)	(864)	(8,554)	—	(43,002)	(16,597)	—	—
Mortality and expense risk and other charges	(2,599)	(13,280)	(6,045)	(10,275)	(102,223)	(73,247)	(543,492)	(211,270)	(195,323)	(411,587)
Total expenses	(2,814)	(14,360)	(6,567)	(11,139)	(110,777)	(73,247)	(586,494)	(227,867)	(195,323)	(411,587)
Net investment income (loss)	5,855	53,769	17,299	15,150	87,136	(24,814)	228,280	358,854	(91,911)	139,110

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(10,743)	(27,675)	—	(6,544)	14,798	141,149	947,576	(481,108)	332,503	478,351
Net realized gain distributions	—	—	—	—	—	159,824	2,817,099	—	565,865	1,976,864
Change in unrealized appreciation (depreciation) during the period	2,844	32,288	—	13,756	1,065,294	575,118	(8,184)	284,157	1,724,088	587,519
Net gain (loss) on investments	(7,899)	4,613	—	7,212	1,080,092	876,091	3,756,491	(196,951)	2,622,456	3,042,734
Net increase (decrease) in net assets resulting from operations	$(2,044)	$58,382	$17,299	$22,362	$1,167,228	$851,277	$3,984,771	$161,903	$2,530,545	$3,181,844

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2024

	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$1,974,110	$238,316	$—	$547,652	$94,829	$76,901	$513	$—	$—	$—

Expenses:
Administrative charges	(331,907)	—	—	(12,695)	(32,516)	—	—	—	—	(2,642)
Mortality and expense risk and other charges	(4,223,815)	(216,802)	(279,988)	(160,496)	(408,457)	(70,303)	(234)	(2,973)	(5,964)	(30,510)
Total expenses	(4,555,722)	(216,802)	(279,988)	(173,191)	(440,973)	(70,303)	(234)	(2,973)	(5,964)	(33,152)
Net investment income (loss)	(2,581,612)	21,514	(279,988)	374,461	(346,144)	6,598	279	(2,973)	(5,964)	(33,152)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	11,649,864	291,330	(776,514)	68,674	650,513	164,639	(5,672)	1,075	3,988	305,863
Net realized gain distributions	14,146,142	—	463,189	—	—	143,046	—	—	58,626	267,711
Change in unrealized appreciation (depreciation) during the period	46,955,690	744,429	1,545,826	37,161	3,246,200	29,276	6,577	24,704	321,745	411,946
Net gain (loss) on investments	72,751,696	1,035,759	1,232,501	105,835	3,896,713	336,961	905	25,779	384,359	985,520
Net increase (decrease) in net assets resulting from operations	$70,170,084	$1,057,273	$952,513	$480,296	$3,550,569	$343,559	$1,184	$22,806	$378,395	$952,368

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2024

	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$15,909	$6,262	$600,398	$1,427	$9,513	$7,882	$—	$4,484	$3,437	$19,318

Expenses:
Administrative charges	—	—	—	—	—	(360)	—	—	—	(2,198)
Mortality and expense risk and other charges	(3,456)	(747)	(628,022)	(130)	(5,888)	(3,000)	(8,872)	(294)	(677)	(18,318)
Total expenses	(3,456)	(747)	(628,022)	(130)	(5,888)	(3,360)	(8,872)	(294)	(677)	(20,516)
Net investment income (loss)	12,453	5,515	(27,624)	1,297	3,625	4,522	(8,872)	4,190	2,760	(1,198)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(17,030)	(4,189)	1,999,205	(703)	9,982	237	(2,357)	(239)	3,573	31,716
Net realized gain distributions	—	—	2,008,452	—	63,602	—	—	—	—	90,838
Change in unrealized appreciation (depreciation) during the period	19,807	2,950	5,997,544	999	172,369	(2,041)	419,889	(2,556)	(9,246)	58,064
Net gain (loss) on investments	2,777	(1,239)	10,005,201	296	245,953	(1,804)	417,532	(2,795)	(5,673)	180,618
Net increase (decrease) in net assets resulting from operations	$15,230	$4,276	$9,977,577	$1,593	$249,578	$2,718	$408,660	$1,395	$(2,913)	$179,420

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2024

	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery SMID Cap Growth Fund	Allspring VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio	LVIP American Century Balanced Fund	LVIP American Century Capital Appreciation Fund
	Sub-Account (4)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (5)(7)	Sub-Account (6)(7)

Investment income:
Dividends	$2	$—	$—	$31	$4,678	$593	$1,663	$9,412	$—

Expenses:
Administrative charges	—	(1,640)	—	—	—	—	—	—	—
Mortality and expense risk and other charges	(36)	(13,663)	(2,643)	(886)	(897)	(252)	(3,273)	(1,920)	(486)
Total expenses	(36)	(15,303)	(2,643)	(886)	(897)	(252)	(3,273)	(1,920)	(486)
Net investment income (loss)	(34)	(15,303)	(2,643)	(855)	3,781	341	(1,610)	7,492	(486)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(4,902)	(2,856)	(16,664)	997	7,738	(451)	24,943	2,142	1,551
Net realized gain distributions	—	—	—	6,587	6,060	—	35,821	—	4,212
Change in unrealized appreciation (depreciation) during the period	5,132	187,523	112,852	1,314	6,590	4,507	100,999	40,704	17,161
Net gain (loss) on investments	230	184,667	96,188	8,898	20,388	4,056	161,763	42,846	22,924
Net increase (decrease) in net assets resulting from operations	$196	$169,364	$93,545	$8,043	$24,169	$4,397	$160,153	$50,338	$22,438

The accompanying notes are an integral part of these financial statements.

(1) Merged into LVIP American Century Balanced Fund. Change effective April 26, 2024.
(2) Merged into LVIP American Century Capital Appreciation Fund. Change effective April 26, 2024.
(3) Liquidated as of April 15, 2024.
(4) Liquidated as of April 30, 2024.
(5) Merged assets from American Century VP Balanced Fund. Change effective April 26, 2024.
(6) Merged assets from American Century VP Capital Appreciation Fund. Change effective April 26, 2024.
(7) Funded as of April 26, 2024.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2024

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Discovery All Cap Growth Fund
	Sub-Account (1)	Sub-Account (2)	Sub-Account (3)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$2,248	$(225)	$(182)	$(9,775)	$1,565	$1,422	$523	$261,375	$(8,319)	$(47,555)
Net realized gain (loss) on security transactions	32,546	(1,326)	(32,823)	44,921	(42)	30	29,981	—	30,667	35,712
Net realized gain distributions	—	5,352	—	125,824	—	—	1,522	—	85,501	166,056
Change in unrealized appreciation (depreciation) during the period	(19,648)	8,117	31,637	177,201	(1,061)	521	(29,561)	—	344,502	442,567
Net increase (decrease) in net assets resulting from operations	15,146	11,918	(1,368)	338,171	462	1,973	2,465	261,375	452,351	596,780

Unit transactions:
Purchases	—	—	—	30,592	—	—	331	57,306	—	30,617
Net transfers	94,828	250	(104,097)	(2,039)	—	323	(3,929)	2,245,421	(12,067)	(3,014)
Net interfund transfers due to corporate actions	(616,494)	(159,517)	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(7)	(12)	(1)	(244,493)	(1)	—	(25,944)	(2,095,449)	(35,017)	(302,943)
Other transactions	—	—	—	—	—	—	(1)	677	(14)	(52)
Death benefits	—	—	—	(87,752)	(410)	—	(66,251)	(1,003,628)	—	(155,612)
Net annuity transactions	(37,042)	—	(35,610)	(3,013)	—	—	(5,545)	(42,788)	(36,537)	(52,730)
Net increase (decrease) in net assets resulting from unit transactions	(558,715)	(159,279)	(139,708)	(306,705)	(411)	323	(101,339)	(838,461)	(83,635)	(483,734)
Net increase (decrease) in net assets	(543,569)	(147,361)	(141,076)	31,466	51	2,296	(98,874)	(577,086)	368,716	113,046

Net assets:
Beginning of period	543,569	147,361	141,076	1,532,101	128,366	31,063	368,446	7,170,257	1,849,723	3,259,632
End of period	$—	$—	$—	$1,563,567	$128,417	$33,359	$269,572	$6,593,171	$2,218,439	$3,372,678

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2024

	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$5,855	$53,769	$17,299	$15,150	$87,136	$(24,814)	$228,280	$358,854	$(91,911)	$139,110
Net realized gain (loss) on security transactions	(10,743)	(27,675)	—	(6,544)	14,798	141,149	947,576	(481,108)	332,503	478,351
Net realized gain distributions	—	—	—	—	—	159,824	2,817,099	—	565,865	1,976,864
Change in unrealized appreciation (depreciation) during the period	2,844	32,288	—	13,756	1,065,294	575,118	(8,184)	284,157	1,724,088	587,519
Net increase (decrease) in net assets resulting from operations	(2,044)	58,382	17,299	22,362	1,167,228	851,277	3,984,771	161,903	2,530,545	3,181,844

Unit transactions:
Purchases	—	12,238	2,106	9,191	30,963	14,612	329,257	64,365	48,584	111,934
Net transfers	10,731	39,492	(244)	7,808	47,428	(10,220)	374,180	372,164	(78,800)	41,475
Surrenders for benefit payments and fees	(21,535)	(47,088)	(16,554)	(40,172)	(444,798)	(321,199)	(4,818,428)	(1,977,740)	(1,948,296)	(3,179,113)
Other transactions	—	—	43	—	2	—	(218)	54	11	15
Death benefits	(26,818)	(123,797)	(48,140)	(51,847)	(512,358)	(495,554)	(1,391,305)	(403,029)	(219,464)	(636,461)
Net annuity transactions	(19)	(155)	—	—	(1,068)	—	(258,514)	(30,335)	(2,399)	(68,719)
Net increase (decrease) in net assets resulting from unit transactions	(37,641)	(119,310)	(62,789)	(75,020)	(879,831)	(812,361)	(5,765,028)	(1,974,521)	(2,200,364)	(3,730,869)
Net increase (decrease) in net assets	(39,685)	(60,928)	(45,490)	(52,658)	287,397	38,916	(1,780,257)	(1,812,618)	330,181	(549,025)

Net assets:
Beginning of period	259,966	1,234,264	548,326	882,016	8,531,164	5,485,148	43,259,430	17,375,771	13,439,084	29,132,998
End of period	$220,281	$1,173,336	$502,836	$829,358	$8,818,561	$5,524,064	$41,479,173	$15,563,153	$13,769,265	$28,583,973

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2024

	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(2,581,612)	$21,514	$(279,988)	$374,461	$(346,144)	$6,598	$279	$(2,973)	$(5,964)	$(33,152)
Net realized gain (loss) on security transactions	11,649,864	291,330	(776,514)	68,674	650,513	164,639	(5,672)	1,075	3,988	305,863
Net realized gain distributions	14,146,142	—	463,189	—	—	143,046	—	—	58,626	267,711
Change in unrealized appreciation (depreciation) during the period	46,955,690	744,429	1,545,826	37,161	3,246,200	29,276	6,577	24,704	321,745	411,946
Net increase (decrease) in net assets resulting from operations	70,170,084	1,057,273	952,513	480,296	3,550,569	343,559	1,184	22,806	378,395	952,368

Unit transactions:
Purchases	1,043,316	177,122	49,036	41,191	60,497	24,911	—	—	—	40,530
Net transfers	(2,984,530)	122,791	(590,678)	(243,754)	(208,006)	131,543	—	(1,747)	12,643	5,929
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(30,008,529)	(1,417,203)	(2,555,501)	(909,251)	(3,702,105)	(511,457)	(3,428)	(23,955)	(3,818)	(422,869)
Other transactions	1,133	55	(72)	51	(57)	—	—	(1)	—	(26)
Death benefits	(5,334,916)	(299,166)	(303,205)	(308,216)	(406,955)	(36,565)	(6,657)	—	—	(281,736)
Net annuity transactions	(479,539)	(61,463)	(3,903)	(59,697)	(127,806)	(6,491)	(1,463)	18,452	(9,755)	(38,231)
Net increase (decrease) in net assets resulting from unit transactions	(37,763,065)	(1,477,864)	(3,404,323)	(1,479,676)	(4,384,432)	(398,059)	(11,548)	(7,251)	(930)	(696,403)
Net increase (decrease) in net assets	32,407,019	(420,591)	(2,451,810)	(999,380)	(833,863)	(54,500)	(10,364)	15,555	377,465	255,965

Net assets:
Beginning of period	309,331,968	15,441,485	21,069,135	13,343,398	32,307,482	4,760,058	57,655	602,874	1,118,210	3,404,802
End of period	$341,738,987	$15,020,894	$18,617,325	$12,344,018	$31,473,619	$4,705,558	$47,291	$618,429	$1,495,675	$3,660,767

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2024

	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$12,453	$5,515	$(27,624)	$1,297	$3,625	$4,522	$(8,872)	$4,190	$2,760	$(1,198)
Net realized gain (loss) on security transactions	(17,030)	(4,189)	1,999,205	(703)	9,982	237	(2,357)	(239)	3,573	31,716
Net realized gain distributions	—	—	2,008,452	—	63,602	—	—	—	—	90,838
Change in unrealized appreciation (depreciation) during the period	19,807	2,950	5,997,544	999	172,369	(2,041)	419,889	(2,556)	(9,246)	58,064
Net increase (decrease) in net assets resulting from operations	15,230	4,276	9,977,577	1,593	249,578	2,718	408,660	1,395	(2,913)	179,420

Unit transactions:
Purchases	—	—	139,475	—	—	679	—	—	—	3,986
Net transfers	52,070	(18,368)	718,012	(782)	55,474	4,381	429	(796)	(34,667)	51,490
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(58,274)	(3,065)	(5,409,809)	(13,736)	(71,671)	(25,442)	(41,847)	(1,486)	(946)	(100,516)
Other transactions	—	—	(149)	—	(2)	—	(1)	—	—	—
Death benefits	(66,992)	—	(1,184,803)	(1,591)	(41,870)	(28,225)	(45,418)	(6,048)	(3,750)	(80,902)
Net annuity transactions	17,367	(110)	(87,295)	7,311	26,916	(2,110)	19,254	(194)	(634)	(1,584)
Net increase (decrease) in net assets resulting from unit transactions	(55,829)	(21,543)	(5,824,569)	(8,798)	(31,153)	(50,717)	(67,583)	(8,524)	(39,997)	(127,526)
Net increase (decrease) in net assets	(40,599)	(17,267)	4,153,008	(7,205)	218,425	(47,999)	341,077	(7,129)	(42,910)	51,894

Net assets:
Beginning of period	311,513	177,029	44,736,622	32,082	1,145,465	272,222	1,783,365	69,177	167,576	1,461,726
End of period	$270,914	$159,762	$48,889,630	$24,877	$1,363,890	$224,223	$2,124,442	$62,048	$124,666	$1,513,620

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2024

	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery SMID Cap Growth Fund	Allspring VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio	LVIP American Century Balanced Fund	LVIP American Century Capital Appreciation Fund
	Sub-Account (4)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (5)(7)	Sub-Account (6)(7)

Operations:
Net investment income (loss)	$(34)	$(15,303)	$(2,643)	$(855)	$3,781	$341	$(1,610)	$7,492	$(486)
Net realized gain (loss) on security transactions	(4,902)	(2,856)	(16,664)	997	7,738	(451)	24,943	2,142	1,551
Net realized gain distributions	—	—	—	6,587	6,060	—	35,821	—	4,212
Change in unrealized appreciation (depreciation) during the period	5,132	187,523	112,852	1,314	6,590	4,507	100,999	40,704	17,161
Net increase (decrease) in net assets resulting from operations	196	169,364	93,545	8,043	24,169	4,397	160,153	50,338	22,438

Unit transactions:
Purchases	—	300	—	—	—	—	—	—	—
Net transfers	(9,338)	1,582	(81,216)	—	(123,346)	(13,502)	26,376	(49,345)	(804)
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	616,494	159,517
Surrenders for benefit payments and fees	—	(66,236)	(6,101)	(13,640)	(30,368)	(4,144)	(35,429)	(4,166)	(39,838)
Other transactions	—	6	—	—	—	—	—	—	(2)
Death benefits	—	(42,112)	—	—	(20,333)	(11,011)	(18,226)	(16,962)	(7,457)
Net annuity transactions	—	(4,047)	(5,511)	(824)	(2,140)	(468)	(221)	33,746	25,934
Net increase (decrease) in net assets resulting from unit transactions	(9,338)	(110,507)	(92,828)	(14,464)	(176,187)	(29,125)	(27,500)	579,767	137,350
Net increase (decrease) in net assets	(9,142)	58,857	717	(6,421)	(152,018)	(24,728)	132,653	630,105	159,788

Net assets:
Beginning of period	9,142	1,042,904	575,500	61,566	327,824	68,612	627,241	—	—
End of period	$—	$1,101,761	$576,217	$55,145	$175,806	$43,884	$759,894	$630,105	$159,788

The accompanying notes are an integral part of these financial statements.

(1) Merged into LVIP American Century Balanced Fund. Change effective April 26, 2024.
(2) Merged into LVIP American Century Capital Appreciation Fund. Change effective April 26, 2024.
(3) Liquidated as of April 15, 2024.
(4) Liquidated as of April 30, 2024.
(5) Merged assets from American Century VP Balanced Fund. Change effective April 26, 2024.
(6) Merged assets from American Century VP Capital Appreciation Fund. Change effective April 26, 2024.
(7) Funded as of April 26, 2024.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2023

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. EQV International Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Allspring VT Discovery All Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$7,638	$(1,091)	$(621)	$(8,442)	$909	$402	$(4,580)	$277,507	$(6,250)	$(43,040)
Net realized gain (loss) on security transactions	(480)	(27,808)	(4,557)	(18,044)	(72)	2,929	12,861	—	14,740	(72,683)
Net realized gain distributions	—	405	4,976	35,794	—	—	276	—	89,005	321,078
Change in unrealized appreciation (depreciation) during the period	68,996	65,894	16,123	291,492	3,164	1,157	46,516	—	316,320	640,513
Net increase (decrease) in net assets resulting from operations	76,154	37,400	15,921	300,800	4,001	4,488	55,073	277,507	413,815	845,868

Unit transactions:
Purchases	—	—	—	22,051	—	700	—	28,947	—	25,952
Net transfers	(9,585)	(127,307)	1,000	(42,595)	(15)	15	22,418	(931,766)	67,175	5,456
Surrenders for benefit payments and fees	(6,731)	(21,022)	(8,979)	(77,279)	—	(72,400)	(46,939)	(1,132,625)	(66,794)	(414,785)
Other transactions	—	1,700	51	—	—	—	—	735	989	85
Death benefits	—	—	—	(124,130)	—	—	(17,739)	(495,465)	—	(135,606)
Net annuity transactions	(3,085)	(1,119)	(2,784)	(4,908)	—	—	(1,324)	(75,936)	270,735	(25,956)
Net increase (decrease) in net assets resulting from unit transactions	(19,401)	(147,748)	(10,712)	(226,861)	(15)	(71,685)	(43,584)	(2,606,110)	272,105	(544,854)
Net increase (decrease) in net assets	56,753	(110,348)	5,209	73,939	3,986	(67,197)	11,489	(2,328,603)	685,920	301,014

Net assets:
Beginning of period	486,816	257,709	135,867	1,458,162	124,380	98,260	356,957	9,498,860	1,163,803	2,958,618
End of period	$543,569	$147,361	$141,076	$1,532,101	$128,366	$31,063	$368,446	$7,170,257	$1,849,723	$3,259,632

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes High Income Bond Fund II	Federated Hermes Government Money Fund II	Federated Hermes Quality Bond Fund II	Federated Hermes Managed Volatility Fund II	Federated Hermes Kaufmann Fund II	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$3,759	$57,790	$17,463	$12,449	$53,070	$(66,505)	$195,217	$354,209	$(64,043)	$45,367
Net realized gain (loss) on security transactions	(16,660)	(42,076)	—	(18,595)	(118,626)	(22,895)	410,775	(617,076)	(79,390)	116,576
Net realized gain distributions	—	—	—	—	—	—	1,213,059	—	216,053	2,463,669
Change in unrealized appreciation (depreciation) during the period	19,927	117,056	—	48,952	657,325	773,180	3,490,149	1,194,730	2,053,336	747,848
Net increase (decrease) in net assets resulting from operations	7,026	132,770	17,463	42,806	591,769	683,780	5,309,200	931,863	2,125,956	3,373,460

Unit transactions:
Purchases	—	236	—	—	615	100	505,276	88,094	168,909	124,795
Net transfers	(10,173)	(8,628)	6,685	38,914	18,361	(3,273)	(257,685)	236,111	496,088	65,773
Surrenders for benefit payments and fees	(37,598)	(37,341)	(11,189)	(119,873)	(418,536)	(218,239)	(4,063,059)	(1,925,155)	(650,064)	(2,536,567)
Other transactions	—	—	44	—	(2)	1	(121)	24	(9)	(243)
Death benefits	(19,699)	(121,188)	(28,569)	(41,637)	(348,515)	(208,167)	(1,547,482)	(526,051)	(380,636)	(590,971)
Net annuity transactions	(21)	(178)	—	—	(1,034)	—	(252,675)	(15,382)	(1,750)	85,657
Net increase (decrease) in net assets resulting from unit transactions	(67,491)	(167,099)	(33,029)	(122,596)	(749,111)	(429,578)	(5,615,746)	(2,142,359)	(367,462)	(2,851,556)
Net increase (decrease) in net assets	(60,465)	(34,329)	(15,566)	(79,790)	(157,342)	254,202	(306,546)	(1,210,496)	1,758,494	521,904

Net assets:
Beginning of period	320,431	1,268,593	563,892	961,806	8,688,506	5,230,946	43,565,976	18,586,267	11,680,590	28,611,094
End of period	$259,966	$1,234,264	$548,326	$882,016	$8,531,164	$5,485,148	$43,259,430	$17,375,771	$13,439,084	$29,132,998

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,632,478)	$(32,414)	$(279,876)	$(8,087)	$(431,016)	$(5,912)	$901	$(2,555)	$(4,029)	$(30,330)
Net realized gain (loss) on security transactions	3,975,867	82,191	(800,304)	10,024	(151,283)	125,009	(15,542)	(815)	(24,817)	125,247
Net realized gain distributions	1,925,146	—	1,479,722	—	—	230,858	—	—	—	239,602
Change in unrealized appreciation (depreciation) during the period	49,247,228	1,436,373	2,190,301	508,952	5,452,719	(63,397)	19,112	18,833	361,918	590,441
Net increase (decrease) in net assets resulting from operations	53,515,763	1,486,150	2,589,843	510,889	4,870,420	286,558	4,471	15,463	333,072	924,960

Unit transactions:
Purchases	1,646,814	65,395	135,824	37,555	262,133	33,577	—	—	—	30,547
Net transfers	(2,200,429)	33,961	11,171	(96,140)	266,484	232,658	(3,209)	(9,654)	101,716	81,123
Surrenders for benefit payments and fees	(29,901,966)	(1,156,589)	(1,991,089)	(1,389,431)	(3,503,880)	(212,568)	(971)	(27,763)	(36,394)	(305,563)
Other transactions	3,151	56	(24)	(964)	(715)	1	—	(402)	3,441	3,711
Death benefits	(6,125,288)	(282,766)	(424,706)	(413,411)	(666,401)	(135,395)	(21,261)	—	—	(244,889)
Net annuity transactions	(15,188)	(3,846)	(53,315)	(20,555)	354,255	(6,284)	(1,479)	44,981	(10,556)	34,590
Net increase (decrease) in net assets resulting from unit transactions	(36,592,906)	(1,343,789)	(2,322,139)	(1,882,946)	(3,288,124)	(88,011)	(26,920)	7,162	58,207	(400,481)
Net increase (decrease) in net assets	16,922,857	142,361	267,704	(1,372,057)	1,582,296	198,547	(22,449)	22,625	391,279	524,479

Net assets:
Beginning of period	292,409,111	15,299,124	20,801,431	14,715,455	30,725,186	4,561,511	80,104	580,249	726,931	2,880,323
End of period	$309,331,968	$15,441,485	$21,069,135	$13,343,398	$32,307,482	$4,760,058	$57,655	$602,874	$1,118,210	$3,404,802

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	DWS CROCI® International VIP	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Emerging Markets Bond Fund	VanEck VIP Global Resources Fund	Allspring VT Index Asset Allocation Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$15,618	$6,350	$15,964	$1,318	$4,269	$5,014	$(7,480)	$564	$7,290	$(6,136)
Net realized gain (loss) on security transactions	(15,021)	(6,979)	611,364	(410)	(37,074)	(1,587)	(41,841)	(422)	8,310	6,887
Net realized gain distributions	—	—	1,660,680	—	42,148	—	—	—	—	44,547
Change in unrealized appreciation (depreciation) during the period	32,822	12,986	6,904,736	809	252,416	38,005	335,870	4,269	(38,164)	150,832
Net increase (decrease) in net assets resulting from operations	33,419	12,357	9,192,744	1,717	261,759	41,432	286,549	4,411	(22,564)	196,130

Unit transactions:
Purchases	—	—	224,945	—	—	—	—	—	—	—
Net transfers	(23,735)	(21,660)	659,201	750	(43,797)	696	(16,651)	49,382	(47,128)	393
Surrenders for benefit payments and fees	(39,766)	(3,774)	(3,282,900)	(2,787)	(49,783)	(14,466)	(40,514)	(1,001)	(2,014)	(64,198)
Other transactions	—	—	2,807	—	1,553	—	1,187	—	(13)	1
Death benefits	—	—	(997,300)	—	(101,871)	—	(88,666)	—	—	(48,496)
Net annuity transactions	(3,129)	(127)	(32,410)	(649)	30,627	(2,039)	(2,594)	(196)	(165,671)	12,014
Net increase (decrease) in net assets resulting from unit transactions	(66,630)	(25,561)	(3,425,657)	(2,686)	(163,271)	(15,809)	(147,238)	48,185	(214,826)	(100,286)
Net increase (decrease) in net assets	(33,211)	(13,204)	5,767,087	(969)	98,488	25,623	139,311	52,596	(237,390)	95,844

Net assets:
Beginning of period	344,724	190,233	38,969,535	33,051	1,046,977	246,599	1,644,054	16,581	404,966	1,365,882
End of period	$311,513	$177,029	$44,736,622	$32,082	$1,145,465	$272,222	$1,783,365	$69,177	$167,576	$1,461,726

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2023

	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Discovery SMID Cap Growth Fund	Allspring VT Opportunity Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$4	$(16,168)	$(2,307)	$(896)	$7,591	$1,472	$(637)
Net realized gain (loss) on security transactions	(80)	(36,463)	(22,828)	(2,059)	(1,566)	(15,846)	4,902
Net realized gain distributions	—	—	—	4,883	12,503	—	9,083
Change in unrealized appreciation (depreciation) during the period	1,196	82,247	111,750	15,233	395	16,952	121,764
Net increase (decrease) in net assets resulting from operations	1,120	29,616	86,615	17,161	18,923	2,578	135,112

Unit transactions:
Purchases	—	300	—	5,335	—	—	—
Net transfers	—	23,394	65,436	—	(15,462)	(744)	(27,386)
Surrenders for benefit payments and fees	(3)	(179,604)	(23,631)	(5,765)	(3,198)	(1,514)	(14,806)
Other transactions	—	2	1,249	—	(1)	—	—
Death benefits	—	(90,861)	—	(66,679)	(48,262)	(17,160)	—
Net annuity transactions	—	32,144	(5,262)	(829)	(31,097)	(104,235)	(185)
Net increase (decrease) in net assets resulting from unit transactions	(3)	(214,625)	37,792	(67,938)	(98,020)	(123,653)	(42,377)
Net increase (decrease) in net assets	1,117	(185,009)	124,407	(50,777)	(79,097)	(121,075)	92,735

Net assets:
Beginning of period	8,025	1,227,913	451,093	112,343	406,921	189,687	534,506
End of period	$9,142	$1,042,904	$575,500	$61,566	$327,824	$68,612	$627,241

The accompanying notes are an integral part of these financial statements.

VARIABLE ACCOUNT D
Union Security Insurance Company
Notes to Financial Statements
December 31, 2024

1. Organization:

Variable Account D (the “Account”) is a separate investment account established by Union Security Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Minnesota and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:

American Century VP Balanced Fund (Merged into LVIP American Century Balanced Fund), American Century VP Capital Appreciation Fund (Merged into LVIP American Century Capital Appreciation Fund), AB VPS Sustainable International Thematic Portfolio*, Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. EQV International Equity Fund, Invesco V.I. Government Money Market Fund, AB VPS Large Cap Growth Portfolio, Allspring VT Discovery All Cap Growth Fund, Federated Hermes Fund for U.S. Government Securities II, Federated Hermes High Income Bond Fund II, Federated Hermes Government Money Fund II, Federated Hermes Quality Bond Fund II, Federated Hermes Managed Volatility Fund II, Federated Hermes Kaufmann Fund II, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, VY® JPMorgan Emerging Markets Equity Portfolio, Invesco V.I. Health Care Fund, Invesco V.I. Technology Fund, MFS® Growth Series, MFS® High Yield Portfolio, MFS® Income Portfolio, BlackRock S&P 500 Index V.I. Fund, Neuberger Berman AMT Short Duration Bond Portfolio, Pioneer Fund VCT Portfolio, DWS CROCI® International VIP, Pioneer Select Mid Cap Growth VCT Portfolio, VanEck VIP Emerging Markets Bond Fund, VanEck VIP Global Resources Fund, Allspring VT Index Asset Allocation Fund, Allspring VT International Equity Fund*, Allspring VT Small Cap Growth Fund, Allspring VT Discovery SMID Cap Growth Fund, Allspring VT Opportunity Fund, Voya Global High Dividend Low Volatility Portfolio, NVIT Emerging Markets Fund, Neuberger Berman AMT Sustainable Equity Portfolio, LVIP American Century Balanced Fund (Merged assets from American Century VP Balanced Fund), LVIP American Century Capital Appreciation Fund (Merged assets from American Century VP Capital Appreciation Fund).

* During 2024, this Sub-Account was liquidated.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the Statements of Changes in Net Assets.
Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2024 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2024, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account recognizes transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2024 and 2023.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2020 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2024.

h) In this reporting period, the Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Account’s financial position or its results of operations. The intent of the ASU
2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows.

The Management Committee of The Sponsor Company evaluates third-party funds and determines the selection of funds to offer within the product offering. All funds are sourced from third party asset managers which employ a governance structure to oversee fund strategy and performance, all of which is an element contemplated in the Separate Account Management Committee’s determination of fund offerings. Accordingly, the Management Committee, acts as the Account’s chief operating decision maker (“CODM”) assessing performance and making decisions about the product offering allocation. The CODM has determined that each Sub-Account acts as an operating segment based on the fact that the CODM monitors the operating results of the fund as a whole and that the fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the fund’s Portfolio of Investments, Statement of Changes in Net Assets and Financial Highlights.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.40% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.5% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.15% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee in the amount of $35 may be charged. These expenses are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Enhanced Death Benefit charge maximum of 0.45%
Guaranteed Payout Plan charge maximum of 0.35%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f)Transactions with Related Parties - The Sponsor and its affiliates may receive fees from funds for services provided.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2024 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Balanced Fund+	$62,166	$618,633
American Century VP Capital Appreciation Fund+	$5,847	$159,999
AB VPS Sustainable International Thematic Portfolio+	$242	$140,131
Invesco V.I. Core Equity Fund	$168,552	$359,208
Invesco V.I. Government Securities Fund	$3,298	$2,144
Invesco V.I. High Yield Fund	$2,196	$452
Invesco V.I. EQV International Equity Fund	$6,922	$106,216
Invesco V.I. Government Money Market Fund	$3,027,975	$3,605,048
AB VPS Large Cap Growth Portfolio	$95,869	$102,322
Allspring VT Discovery All Cap Growth Fund	$199,340	$564,572
Federated Hermes Fund for U.S. Government Securities II	$23,579	$55,364
Federated Hermes High Income Bond Fund II	$112,051	$177,592
Federated Hermes Government Money Fund II	$34,895	$80,383
Federated Hermes Quality Bond Fund II	$34,712	$94,582
Federated Hermes Managed Volatility Fund II	$305,943	$1,098,638
Federated Hermes Kaufmann Fund II	$295,744	$973,096
Hartford Balanced HLS Fund	$4,071,199	$6,790,845
Hartford Total Return Bond HLS Fund	$1,051,975	$2,667,640
Hartford Capital Appreciation HLS Fund	$735,931	$2,462,341
Hartford Dividend and Growth HLS Fund	$2,683,179	$4,298,077
Hartford Disciplined Equity HLS Fund	$16,380,569	$42,579,105
Hartford International Opportunities HLS Fund	$519,232	$1,975,579
Hartford MidCap HLS Fund	$635,452	$3,856,573
Hartford Ultrashort Bond HLS Fund	$810,418	$1,915,628
Hartford SmallCap Growth HLS Fund	$266,641	$4,997,216
Hartford Stock HLS Fund	$302,512	$550,926
VY® JPMorgan Emerging Markets Equity Portfolio	$848	$12,118
Invesco V.I. Health Care Fund	$225	$10,448
Invesco V.I. Technology Fund	$97,051	$45,319
MFS® Growth Series	$317,156	$779,000
MFS® High Yield Portfolio	$117,936	$161,313
MFS® Income Portfolio	$6,308	$22,336
BlackRock S&P 500 Index V.I. Fund	$3,465,487	$7,309,229
Neuberger Berman AMT Short Duration Bond Portfolio	$1,615	$9,115
Pioneer Fund VCT Portfolio	$136,282	$100,210
DWS CROCI® International VIP	$12,355	$58,549
Pioneer Select Mid Cap Growth VCT Portfolio	$4,017	$80,471
VanEck VIP Emerging Markets Bond Fund	$4,757	$9,091
VanEck VIP Global Resources Fund	$3,537	$40,774
Allspring VT Index Asset Allocation Fund	$161,138	$199,024
Allspring VT International Equity Fund+	$2	$9,374
Allspring VT Small Cap Growth Fund	$1,610	$127,420
Allspring VT Discovery SMID Cap Growth Fund	$3,265	$98,735
Allspring VT Opportunity Fund	$6,747	$15,479
Voya Global High Dividend Low Volatility Portfolio	$72,413	$238,758
NVIT Emerging Markets Fund	$880	$29,665
Neuberger Berman AMT Sustainable Equity Portfolio	$90,607	$83,894
LVIP American Century Balanced Fund+	$640,123	$52,864
LVIP American Century Capital Appreciation Fund+	$164,737	$23,661

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2024 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase(Decrease)
American Century VP Balanced Fund+	1,113	11,671	(10,558)
American Century VP Capital Appreciation Fund+	7	2,038	(2,031)
AB VPS Sustainable International Thematic Portfolio+	20	10,970	(10,950)
Invesco V.I. Core Equity Fund	1,086	10,282	(9,196)
Invesco V.I. Government Securities Fund	—	43	(43)
Invesco V.I. High Yield Fund	34	2	32
Invesco V.I. EQV International Equity Fund	21	3,882	(3,861)
Invesco V.I. Government Money Market Fund	273,745	361,175	(87,430)
AB VPS Large Cap Growth Portfolio	73	613	(540)
Allspring VT Discovery All Cap Growth Fund	834	10,446	(9,612)
Federated Hermes Fund for U.S. Government Securities II	963	3,478	(2,515)
Federated Hermes High Income Bond Fund II	1,014	5,367	(4,353)
Federated Hermes Government Money Fund II	1,249	6,933	(5,684)
Federated Hermes Quality Bond Fund II	446	4,298	(3,852)
Federated Hermes Managed Volatility Fund II	4,165	49,112	(44,947)
Federated Hermes Kaufmann Fund II	2,381	24,454	(22,073)
Hartford Balanced HLS Fund	56,870	584,980	(528,110)
Hartford Total Return Bond HLS Fund	131,020	611,809	(480,789)
Hartford Capital Appreciation HLS Fund	11,498	304,331	(292,833)
Hartford Dividend and Growth HLS Fund	32,740	655,924	(623,184)
Hartford Disciplined Equity HLS Fund	23,728	443,393	(419,665)
Hartford International Opportunities HLS Fund	91,338	469,824	(378,486)
Hartford MidCap HLS Fund	23,362	324,243	(300,881)
Hartford Ultrashort Bond HLS Fund	147,019	946,192	(799,173)
Hartford SmallCap Growth HLS Fund	2,910	49,937	(47,027)
Hartford Stock HLS Fund	17,178	90,220	(73,042)
VY® JPMorgan Emerging Markets Equity Portfolio	14	470	(456)
Invesco V.I. Health Care Fund	284	373	(89)
Invesco V.I. Technology Fund	593	580	13
MFS® Growth Series	684	10,578	(9,894)
MFS® High Yield Portfolio	7,971	12,374	(4,403)
MFS® Income Portfolio	8	1,691	(1,683)
BlackRock S&P 500 Index V.I. Fund	54,512	349,135	(294,623)
Neuberger Berman AMT Short Duration Bond Portfolio	464	965	(501)
Pioneer Fund VCT Portfolio	1,506	2,051	(545)
DWS CROCI® International VIP	229	2,636	(2,407)
Pioneer Select Mid Cap Growth VCT Portfolio	306	1,149	(843)
VanEck VIP Emerging Markets Bond Fund	12	360	(348)
VanEck VIP Global Resources Fund	5	1,179	(1,174)
Allspring VT Index Asset Allocation Fund	1,487	5,594	(4,107)
Allspring VT International Equity Fund+	—	564	(564)
Allspring VT Small Cap Growth Fund	46	2,225	(2,179)
Allspring VT Discovery SMID Cap Growth Fund	32	915	(883)
Allspring VT Opportunity Fund	4	371	(367)
Voya Global High Dividend Low Volatility Portfolio	3,640	14,622	(10,982)
NVIT Emerging Markets Fund	29	2,495	(2,466)
Neuberger Berman AMT Sustainable Equity Portfolio	2,761	3,982	(1,221)
LVIP American Century Balanced Fund+	11,898	927	10,971
LVIP American Century Capital Appreciation Fund+	2,350	580	1,770

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2023 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase(Decrease)
American Century VP Balanced Fund	78	478	(400)
American Century VP Capital Appreciation Fund	422	2,659	(2,237)
AB VPS Sustainable International Thematic Portfolio	480	1,355	(875)
Invesco V.I. Core Equity Fund	768	8,305	(7,537)
Invesco V.I. Government Securities Fund	2	4	(2)
Invesco V.I. High Yield Fund	72	7,626	(7,554)
Invesco V.I. EQV International Equity Fund	1,034	2,927	(1,893)
Invesco V.I. Government Money Market Fund	96,198	373,547	(277,349)
AB VPS Large Cap Growth Portfolio	3,055	880	2,175
Allspring VT Discovery All Cap Growth Fund	1,789	15,674	(13,885)
Federated Hermes Fund for U.S. Government Securities II	743	5,110	(4,367)
Federated Hermes High Income Bond Fund II	993	6,427	(5,434)
Federated Hermes Government Money Fund II	719	3,873	(3,154)
Federated Hermes Quality Bond Fund II	2,394	8,878	(6,484)
Federated Hermes Managed Volatility Fund II	5,373	48,055	(42,682)
Federated Hermes Kaufmann Fund II	1,012	15,581	(14,569)
Hartford Balanced HLS Fund	41,062	622,742	(581,680)
Hartford Total Return Bond HLS Fund	127,150	626,390	(499,240)
Hartford Capital Appreciation HLS Fund	109,149	169,728	(60,579)
Hartford Dividend and Growth HLS Fund	121,162	698,786	(577,624)
Hartford Disciplined Equity HLS Fund	35,075	522,973	(487,898)
Hartford International Opportunities HLS Fund	78,286	464,218	(385,932)
Hartford MidCap HLS Fund	21,957	249,337	(227,380)
Hartford Ultrashort Bond HLS Fund	206,082	1,154,942	(948,860)
Hartford SmallCap Growth HLS Fund	17,512	61,311	(43,799)
Hartford Stock HLS Fund	64,362	83,633	(19,271)
VY® JPMorgan Emerging Markets Equity Portfolio	52	1,177	(1,125)
Invesco V.I. Health Care Fund	664	558	106
Invesco V.I. Technology Fund	2,771	1,859	912
MFS® Growth Series	2,112	9,340	(7,228)
MFS® High Yield Portfolio	56	5,156	(5,100)
MFS® Income Portfolio	248	2,333	(2,085)
BlackRock S&P 500 Index V.I. Fund	61,023	283,295	(222,272)
Neuberger Berman AMT Short Duration Bond Portfolio	56	218	(162)
Pioneer Fund VCT Portfolio	724	4,523	(3,799)
DWS CROCI® International VIP	69	885	(816)
Pioneer Select Mid Cap Growth VCT Portfolio	267	2,468	(2,201)
VanEck VIP Emerging Markets Bond Fund	2,137	63	2,074
VanEck VIP Global Resources Fund	82	6,792	(6,710)
Allspring VT Index Asset Allocation Fund	645	4,250	(3,605)
Allspring VT International Equity Fund	—	—	—
Allspring VT Small Cap Growth Fund	1,215	5,880	(4,665)
Allspring VT Discovery SMID Cap Growth Fund	972	601	371
Allspring VT Opportunity Fund	4	2,228	(2,224)
Voya Global High Dividend Low Volatility Portfolio	900	7,530	(6,630)
NVIT Emerging Markets Fund	191	11,821	(11,630)
Neuberger Berman AMT Sustainable Equity Portfolio	83	2,919	(2,836)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2024. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Balanced Fund+
2024♦	—	$55.323090	to	$55.323090	$—	0.45%	to	0.45%	0.55%	to	0.55%	7.46%	to	7.46%
2023	10,558	$51.483218	to	$51.483218	$543,569	0.45%	to	0.45%	1.94%	to	1.94%	15.88%	to	15.88%
2022	10,958	$44.426165	to	$44.426165	$486,816	0.45%	to	0.45%	1.18%	to	1.18%	(17.64)%	to	(17.64)%
2021	14,565	$53.939947	to	$53.939947	$785,646	0.45%	to	0.45%	0.72%	to	0.72%	15.25%	to	15.25%
2020	14,409	$46.802498	to	$46.802498	$674,368	0.45%	to	0.45%	1.18%	to	1.18%	12.02%	to	12.02%
American Century VP Capital Appreciation Fund+
2024♦	—	$79.810696	to	$79.810696	$—	0.45%	to	0.45%	—%	to	—%	10.00%	to	10.00%
2023	2,031	$72.552776	to	$72.552776	$147,361	0.45%	to	0.45%	—%	to	—%	20.15%	to	20.15%
2022	4,268	$60.386447	to	$60.386447	$257,709	0.45%	to	0.45%	—%	to	—%	(28.43)%	to	(28.43)%
2021	4,348	$84.378098	to	$84.378098	$366,889	0.45%	to	0.45%	—%	to	—%	10.66%	to	10.66%
2020	3,264	$76.252223	to	$76.252223	$248,883	0.45%	to	0.45%	—%	to	—%	41.82%	to	41.82%
AB VPS Sustainable International Thematic Portfolio+
2024♦	—	$12.749178	to	$12.749178	$—	0.45%	to	0.45%	—%	to	—%	(1.04)%	to	(1.04)%
2023	10,950	$12.883265	to	$12.883265	$141,076	0.45%	to	0.45%	—%	to	—%	12.13%	to	12.13%
2022	11,825	$11.489717	to	$11.489717	$135,867	0.45%	to	0.45%	—%	to	—%	(27.94)%	to	(27.94)%
2021	16,825	$15.944082	to	$15.944082	$268,264	0.45%	to	0.45%	—%	to	—%	7.76%	to	7.76%
2020	15,961	$14.795446	to	$14.795446	$236,149	0.45%	to	0.45%	1.36%	to	1.36%	29.36%	to	29.36%
Invesco V.I. Core Equity Fund
2024	40,499	$36.194841	to	$70.158632	$1,563,567	0.45%	to	1.40%	0.66%	to	0.71%	23.86%	to	25.04%
2023	49,695	$29.221774	to	$56.107182	$1,532,101	0.45%	to	1.40%	0.71%	to	0.81%	21.65%	to	22.81%
2022	57,232	$24.021246	to	$45.686282	$1,458,162	0.45%	to	1.40%	0.92%	to	0.93%	(21.65)%	to	(20.90)%
2021	61,038	$30.659951	to	$57.760516	$1,979,118	0.45%	to	1.40%	0.65%	to	0.67%	25.96%	to	27.17%
2020	67,376	$24.340114	to	$45.421419	$1,699,985	0.45%	to	1.40%	1.21%	to	1.34%	12.27%	to	13.34%
Invesco V.I. Government Securities Fund
2024	13,673	$9.259935	to	$9.392283	$128,417	1.35%	to	1.85%	—%	to	2.58%	(0.14)%	to	0.36%
2023	13,716	$9.273362	to	$9.358998	$128,366	1.35%	to	1.85%	2.07%	to	2.08%	2.70%	to	3.22%
2022♦	13,718	$9.029241	to	$9.067193	$124,380	1.35%	to	1.85%	2.06%	to	2.07%	(9.71)%	to	(9.33)%
Invesco V.I. High Yield Fund
2024	3,130	$10.582161	to	$10.657495	$33,359	1.35%	to	1.60%	0.06%	to	5.75%	6.02%	to	6.28%
2023	3,098	$9.981352	to	$10.027320	$31,063	1.35%	to	1.60%	—%	to	1.83%	8.43%	to	8.70%
2022♦	10,652	$9.224917	to	$9.224917	$98,260	1.35%	to	1.35%	—%	to	—%	(7.75)%	to	(7.75)%
Invesco V.I. EQV International Equity Fund
2024	10,841	$24.864070	to	$24.864070	$269,572	1.40%	to	1.40%	1.56%	to	1.56%	(0.78)%	to	(0.78)%
2023	14,702	$25.059573	to	$25.059573	$368,446	1.40%	to	1.40%	0.19%	to	0.19%	16.50%	to	16.50%
2022	16,595	$21.509631	to	$21.509631	$356,957	1.40%	to	1.40%	1.67%	to	1.67%	(19.44)%	to	(19.44)%
2021	19,164	$26.700839	to	$26.700839	$511,706	1.40%	to	1.40%	1.29%	to	1.29%	4.42%	to	4.42%
2020	18,975	$25.571344	to	$25.571344	$485,220	1.40%	to	1.40%	2.21%	to	2.21%	12.41%	to	12.41%
Invesco V.I. Government Money Market Fund
2024	650,142	$9.422249	to	$11.081873	$6,593,171	0.45%	to	1.85%	4.85%	to	4.86%	3.06%	to	4.52%
2023	737,572	$9.142068	to	$10.602892	$7,170,257	0.45%	to	1.85%	4.71%	to	4.74%	2.95%	to	4.40%
2022	1,014,921	$8.880265	to	$10.156088	$9,498,860	0.45%	to	1.85%	1.59%	to	1.62%	(0.40)%	to	1.00%
2021	925,100	$8.916271	to	$10.055510	$8,605,249	0.45%	to	1.85%	0.01%	to	0.01%	(1.83)%	to	(0.44)%
2020	864,297	$9.082139	to	$10.100226	$8,171,888	0.45%	to	1.85%	0.24%	to	0.30%	(1.54)%	to	(0.16)%
AB VPS Large Cap Growth Portfolio
2024	13,624	$162.832359	to	$162.832359	$2,218,439	0.45%	to	0.45%	0.05%	to	0.05%	24.69%	to	24.69%
2023	14,164	$130.586121	to	$130.586121	$1,849,723	0.45%	to	0.45%	—%	to	—%	34.52%	to	34.52%
2022	11,989	$97.075303	to	$97.075303	$1,163,803	0.45%	to	0.45%	—%	to	—%	(28.83)%	to	(28.83)%
2021	12,305	$136.399400	to	$136.399400	$1,678,466	0.45%	to	0.45%	—%	to	—%	28.39%	to	28.39%
2020	13,342	$106.234770	to	$106.234770	$1,417,364	0.45%	to	0.45%	—%	to	—%	34.88%	to	34.88%
Allspring VT Discovery All Cap Growth Fund
2024	62,736	$53.759659	to	$53.759659	$3,372,678	1.40%	to	1.40%	—%	to	—%	19.32%	to	19.32%
2023	72,348	$45.054895	to	$45.054895	$3,259,632	1.40%	to	1.40%	—%	to	—%	31.32%	to	31.32%
2022	86,233	$34.309470	to	$34.309470	$2,958,618	1.40%	to	1.40%	—%	to	—%	(38.07)%	to	(38.07)%
2021	96,454	$55.404649	to	$55.404649	$5,344,050	1.40%	to	1.40%	—%	to	—%	13.37%	to	13.37%
2020	107,415	$48.868847	to	$48.868847	$5,249,243	1.40%	to	1.40%	—%	to	—%	41.20%	to	41.20%
Federated Hermes Fund for U.S. Government Securities II
2024	14,463	$14.449941	to	$21.200999	$220,281	0.45%	to	1.40%	3.90%	to	4.05%	(0.82)%	to	0.13%
2023	16,978	$14.569149	to	$21.173796	$259,966	0.45%	to	1.40%	2.58%	to	2.66%	2.74%	to	3.72%
2022	21,345	$14.180426	to	$20.414032	$320,431	0.45%	to	1.40%	1.89%	to	1.96%	(13.76)%	to	(12.94)%
2021	21,270	$16.443932	to	$23.448558	$370,749	0.45%	to	1.40%	2.00%	to	3.50%	(3.41)%	to	(2.48)%
2020	37,401	$17.023919	to	$24.046053	$774,380	0.45%	to	1.40%	1.52%	to	2.50%	3.75%	to	4.74%
Federated Hermes High Income Bond Fund II
2024	38,627	$28.093993	to	$45.823522	$1,173,336	0.45%	to	1.40%	5.65%	to	5.71%	4.79%	to	5.79%
2023	42,980	$26.809055	to	$43.314361	$1,234,264	0.45%	to	1.40%	5.78%	to	6.11%	11.15%	to	12.21%
2022	48,414	$24.120085	to	$38.601638	$1,268,593	0.45%	to	1.40%	5.81%	to	6.36%	(13.01)%	to	(12.18)%
2021	55,317	$27.726213	to	$43.953100	$1,668,993	0.45%	to	1.40%	4.15%	to	4.89%	3.39%	to	4.38%
2020	56,368	$26.816946	to	$42.109799	$1,615,580	0.45%	to	1.40%	6.20%	to	6.37%	4.12%	to	5.11%
Federated Hermes Government Money Fund II
2024	44,501	$7.712945	to	$11.496901	$502,836	1.20%	to	1.40%	4.57%	to	4.82%	3.23%	to	3.43%
2023	50,185	$7.471742	to	$11.115115	$548,326	1.20%	to	1.40%	4.42%	to	4.56%	3.08%	to	3.28%
2022	53,339	$7.248795	to	$10.761903	$563,892	1.20%	to	1.40%	1.14%	to	1.16%	(0.25)%	to	(0.05)%
2021	55,336	$7.266821	to	$10.767116	$585,238	1.20%	to	1.40%	—%	to	—%	(1.39)%	to	(1.19)%
2020	61,067	$7.369148	to	$10.896918	$653,007	1.20%	to	1.40%	0.20%	to	0.21%	(1.19)%	to	(0.99)%
Federated Hermes Quality Bond Fund II
2024	41,811	$19.297961	to	$20.268558	$829,358	1.20%	to	1.40%	2.98%	to	3.13%	2.44%	to	2.65%
2023	45,663	$18.837856	to	$19.745800	$882,016	1.20%	to	1.40%	2.61%	to	2.67%	4.66%	to	4.87%
2022	52,147	$17.998850	to	$18.828676	$961,806	1.20%	to	1.40%	2.59%	to	2.73%	(10.54)%	to	(10.36)%
2021	57,985	$20.119004	to	$21.004504	$1,192,640	1.20%	to	1.40%	2.46%	to	2.53%	(2.77)%	to	(2.57)%
2020	57,724	$20.691383	to	$21.558904	$1,219,995	1.20%	to	1.40%	2.77%	to	2.77%	6.62%	to	6.83%
Federated Hermes Managed Volatility Fund II
2024	405,295	$20.744496	to	$40.743349	$8,818,561	0.45%	to	1.40%	2.14%	to	2.30%	13.95%	to	15.04%
2023	450,242	$18.204810	to	$35.417474	$8,531,164	0.45%	to	1.40%	1.86%	to	1.92%	7.17%	to	8.19%
2022	492,924	$16.986573	to	$32.735088	$8,688,506	0.45%	to	1.40%	1.88%	to	1.91%	(14.95)%	to	(14.14)%
2021	531,592	$19.973550	to	$38.127164	$10,987,075	0.45%	to	1.40%	1.79%	to	1.82%	16.86%	to	17.98%
2020	592,708	$17.091203	to	$32.316859	$10,460,555	0.45%	to	1.40%	2.52%	to	2.60%	(0.47)%	to	0.48%
Federated Hermes Kaufmann Fund II
2024	147,720	$36.615132	to	$37.729833	$5,524,064	1.20%	to	1.40%	0.83%	to	0.86%	15.42%	to	15.66%
2023	169,793	$31.722191	to	$32.622669	$5,485,148	1.20%	to	1.40%	—%	to	—%	13.63%	to	13.86%
2022	184,362	$27.916741	to	$28.651888	$5,230,946	1.20%	to	1.40%	—%	to	—%	(31.06)%	to	(30.93)%
2021	201,542	$40.496692	to	$41.479934	$8,283,443	1.20%	to	1.40%	—%	to	—%	1.09%	to	1.29%
2020	224,364	$40.061990	to	$40.952717	$9,110,072	1.20%	to	1.40%	—%	to	—%	27.00%	to	27.26%
Hartford Balanced HLS Fund
2024	3,636,223	$29.301186	to	$37.233382	$41,479,173	1.25%	to	1.85%	1.84%	to	1.93%	9.18%	to	9.83%
2023	4,164,333	$26.838561	to	$33.900115	$43,259,430	1.25%	to	1.85%	1.77%	to	1.83%	12.67%	to	13.35%
2022	4,746,013	$23.819508	to	$29.906792	$43,565,976	1.25%	to	1.85%	1.74%	to	1.78%	(15.01)%	to	(14.50)%
2021	5,260,606	$28.027441	to	$34.979332	$56,561,202	1.25%	to	1.85%	0.94%	to	1.00%	17.45%	to	18.16%
2020	5,927,727	$23.862965	to	$29.603844	$54,118,500	1.25%	to	1.85%	1.57%	to	1.62%	9.57%	to	10.23%

Hartford Total Return Bond HLS Fund
2024	3,769,345	$16.859652	to	$19.577478	$15,563,153	1.25%	to	1.85%	3.59%	to	3.61%	0.45%	to	1.05%
2023	4,250,134	$16.784125	to	$19.373164	$17,375,771	1.25%	to	1.85%	3.33%	to	3.52%	5.01%	to	5.64%
2022	4,749,374	$15.983654	to	$18.338821	$18,586,267	1.25%	to	1.85%	2.92%	to	2.95%	(15.79)%	to	(15.28)%
2021	5,438,817	$18.979998	to	$21.646235	$25,116,898	1.25%	to	1.85%	2.40%	to	2.40%	(2.76)%	to	(2.18)%
2020	5,809,490	$19.519028	to	$22.127794	$27,438,821	1.25%	to	1.85%	3.34%	to	3.40%	7.03%	to	7.67%
Hartford Capital Appreciation HLS Fund
2024	1,759,542	$7.063925	to	$8.057189	$13,769,265	1.25%	to	1.85%	0.75%	to	0.78%	18.97%	to	19.69%
2023	2,052,375	$5.937533	to	$6.731915	$13,439,084	1.25%	to	1.85%	0.83%	to	0.88%	17.80%	to	18.51%
2022	2,112,954	$5.040284	to	$5.680466	$11,680,590	1.25%	to	1.85%	0.74%	to	0.93%	(16.85)%	to	(16.35)%
2021	2,443,653	$6.061890	to	$6.790901	$16,124,783	1.25%	to	1.85%	0.43%	to	0.47%	12.66%	to	13.34%
2020	2,646,522	$5.380782	to	$5.991844	$15,415,549	1.25%	to	1.85%	0.76%	to	0.97%	19.68%	to	20.40%
Hartford Dividend and Growth HLS Fund
2024	4,669,278	$5.290328	to	$15.073776	$28,583,973	1.25%	to	1.85%	1.85%	to	1.91%	10.60%	to	11.27%
2023	5,292,462	$4.783151	to	$13.547173	$29,132,998	1.25%	to	1.85%	1.32%	to	1.60%	12.08%	to	12.76%
2022	5,870,086	$4.267473	to	$12.014369	$28,611,094	1.25%	to	1.85%	1.62%	to	1.68%	(10.60)%	to	(10.07)%
2021	6,379,695	$4.773720	to	$13.359161	$34,597,200	1.25%	to	1.85%	1.29%	to	1.29%	29.58%	to	30.36%
2020	6,963,355	$3.684035	to	$10.248073	$29,002,148	1.25%	to	1.85%	3.05%	to	3.38%	5.79%	to	6.43%
Hartford Disciplined Equity HLS Fund
2024	3,107,342	$32.300973	to	$58.871611	$341,738,987	1.25%	to	1.85%	0.59%	to	0.60%	23.07%	to	23.81%
2023	3,527,007	$26.245561	to	$47.549032	$309,331,968	1.25%	to	1.85%	0.81%	to	0.88%	19.02%	to	19.74%
2022	4,014,905	$22.050604	to	$39.710276	$292,409,111	1.25%	to	1.85%	1.02%	to	1.04%	(20.45)%	to	(19.97)%
2021	4,420,644	$27.717574	to	$49.616709	$401,183,902	1.25%	to	1.85%	0.57%	to	0.58%	23.22%	to	23.96%
2020	4,999,128	$22.494858	to	$40.026895	$365,668,103	1.25%	to	1.85%	0.36%	to	0.79%	15.88%	to	16.57%
Hartford International Opportunities HLS Fund
2024	3,812,045	$3.559779	to	$4.060476	$15,020,894	1.25%	to	1.85%	1.51%	to	1.60%	6.41%	to	7.05%
2023	4,190,531	$3.345318	to	$3.793032	$15,441,485	1.25%	to	1.85%	1.18%	to	1.18%	9.67%	to	10.33%
2022	4,576,463	$3.050405	to	$3.437955	$15,299,124	1.25%	to	1.85%	1.61%	to	1.63%	(19.65)%	to	(19.16)%
2021	5,078,121	$3.796306	to	$4.252970	$21,023,908	1.25%	to	1.85%	1.01%	to	1.03%	5.84%	to	6.48%
2020	5,589,974	$3.586780	to	$3.994202	$21,763,852	1.25%	to	1.85%	1.96%	to	2.16%	18.24%	to	18.95%
Hartford MidCap HLS Fund
2024	1,616,998	$11.284896	to	$11.585849	$18,617,325	1.25%	to	1.85%	—%	to	—%	4.33%	to	4.96%
2023	1,917,879	$10.816801	to	$11.038830	$21,069,135	1.25%	to	1.85%	0.04%	to	0.04%	12.77%	to	13.45%
2022	2,145,259	$9.591989	to	$9.730337	$20,801,431	1.25%	to	1.85%	0.88%	to	0.90%	(25.69)%	to	(25.24)%
2021	2,306,236	$12.908422	to	$13.016128	$29,956,135	1.25%	to	1.85%	—%	to	—%	7.89%	to	8.54%
2020♦	2,456,131	$11.964111	to	$11.991761	$29,436,177	1.25%	to	1.85%	0.05%	to	0.05%	19.64%	to	19.92%
Hartford Ultrashort Bond HLS Fund
2024	6,189,164	$9.980545	to	$11.268409	$12,344,018	0.45%	to	1.85%	4.33%	to	4.45%	3.27%	to	4.73%
2023	6,988,337	$9.664059	to	$10.759440	$13,343,398	0.45%	to	1.85%	1.24%	to	1.31%	3.26%	to	4.71%
2022	7,937,197	$9.359330	to	$10.275332	$14,715,455	0.45%	to	1.85%	0.18%	to	0.22%	(2.00)%	to	(0.62)%
2021	8,812,220	$9.550562	to	$10.339503	$17,354,151	0.45%	to	1.85%	0.70%	to	0.70%	(2.02)%	to	(0.63)%
2020	9,335,480	$9.747082	to	$10.405540	$18,655,217	0.45%	to	1.85%	1.48%	to	2.41%	(0.42)%	to	0.98%
Hartford SmallCap Growth HLS Fund
2024	323,031	$44.712662	to	$69.092999	$31,473,619	1.25%	to	1.85%	0.30%	to	0.30%	11.05%	to	11.72%
2023	370,058	$40.263535	to	$61.845844	$32,307,482	1.25%	to	1.85%	—%	to	—%	16.26%	to	16.95%
2022	413,857	$34.633743	to	$52.880279	$30,725,186	1.25%	to	1.85%	—%	to	—%	(29.77)%	to	(29.35)%
2021	454,055	$49.316146	to	$74.846454	$47,773,657	1.25%	to	1.85%	—%	to	—%	2.11%	to	2.73%
2020	499,567	$48.296829	to	$72.860753	$50,845,503	1.25%	to	1.85%	—%	to	—%	30.76%	to	31.54%
Hartford Stock HLS Fund
2024	869,717	$5.511426	to	$37.008480	$4,705,558	1.35%	to	1.85%	1.56%	to	1.68%	6.75%	to	7.29%
2023	942,759	$5.137128	to	$34.668048	$4,760,058	1.35%	to	1.85%	1.34%	to	1.38%	5.74%	to	6.27%
2022	962,030	$4.833898	to	$32.785185	$4,561,511	1.35%	to	1.85%	1.64%	to	1.74%	(6.88)%	to	(6.41)%
2021	1,053,632	$5.164974	to	$35.206416	$5,333,017	1.35%	to	1.85%	1.24%	to	1.27%	22.69%	to	23.31%
2020	1,094,617	$4.188771	to	$28.695341	$4,491,572	1.35%	to	1.85%	1.67%	to	1.78%	10.02%	to	10.57%
VY® JPMorgan Emerging Markets Equity Portfolio
2024	1,902	$24.866867	to	$24.866867	$47,291	0.45%	to	0.45%	0.98%	to	0.98%	1.68%	to	1.68%
2023	2,358	$24.455130	to	$24.455130	$57,655	0.45%	to	0.45%	1.85%	to	1.85%	6.33%	to	6.33%
2022	3,483	$22.999309	to	$22.999309	$80,104	0.45%	to	0.45%	—%	to	—%	(26.23)%	to	(26.23)%
2021	3,563	$31.175356	to	$31.175356	$111,082	0.45%	to	0.45%	—%	to	—%	(10.25)%	to	(10.25)%
2020	3,963	$34.735217	to	$34.735217	$137,655	0.45%	to	0.45%	0.85%	to	0.85%	33.14%	to	33.14%
Invesco V.I. Health Care Fund
2024	8,184	$75.567331	to	$75.567331	$618,429	0.45%	to	0.45%	—%	to	—%	3.70%	to	3.70%
2023	8,273	$72.870547	to	$72.870547	$602,874	0.45%	to	0.45%	—%	to	—%	2.56%	to	2.56%
2022	8,167	$71.051928	to	$71.051928	$580,249	0.45%	to	0.45%	—%	to	—%	(13.71)%	to	(13.71)%
2021	7,924	$82.337161	to	$82.337161	$652,461	0.45%	to	0.45%	0.21%	to	0.21%	11.80%	to	11.80%
2020	8,555	$73.649958	to	$73.649958	$630,072	0.45%	to	0.45%	0.32%	to	0.32%	13.95%	to	13.95%
Invesco V.I. Technology Fund
2024	18,630	$80.283463	to	$80.283463	$1,495,675	0.45%	to	0.45%	—%	to	—%	33.67%	to	33.67%
2023	18,617	$60.062143	to	$60.062143	$1,118,210	0.45%	to	0.45%	—%	to	—%	46.28%	to	46.28%
2022	17,705	$41.058822	to	$41.058822	$726,931	0.45%	to	0.45%	—%	to	—%	(40.22)%	to	(40.22)%
2021	17,798	$68.682722	to	$68.682722	$1,222,378	0.45%	to	0.45%	—%	to	—%	13.90%	to	13.90%
2020	18,064	$60.302103	to	$60.302103	$1,089,344	0.45%	to	0.45%	—%	to	—%	45.46%	to	45.46%
MFS® Growth Series
2024	35,981	$72.139651	to	$152.386601	$3,660,767	0.45%	to	1.40%	—%	to	—%	29.64%	to	30.88%
2023	45,875	$55.646575	to	$116.436204	$3,404,802	0.45%	to	1.40%	—%	to	—%	33.98%	to	35.25%
2022	53,103	$41.534570	to	$86.087242	$2,880,323	0.45%	to	1.40%	—%	to	—%	(32.59)%	to	(31.94)%
2021	56,906	$61.612291	to	$126.491514	$4,500,892	0.45%	to	1.40%	—%	to	—%	21.82%	to	22.98%
2020	60,310	$50.578194	to	$102.856831	$3,848,102	0.45%	to	1.40%	—%	to	—%	30.02%	to	31.27%
MFS® High Yield Portfolio
2024	18,706	$14.005357	to	$15.623646	$270,914	0.45%	to	1.40%	4.27%	to	5.71%	5.44%	to	6.44%
2023	23,109	$13.282938	to	$14.677683	$311,513	0.45%	to	1.40%	5.84%	to	6.38%	10.85%	to	11.90%
2022	28,209	$11.983241	to	$13.116380	$344,724	0.45%	to	1.40%	5.52%	to	5.62%	(11.76)%	to	(10.92)%
2021	30,221	$13.580157	to	$14.723698	$417,260	0.45%	to	1.40%	4.75%	to	4.84%	2.05%	to	3.02%
2020	36,153	$13.307584	to	$14.291768	$491,728	0.45%	to	1.40%	5.62%	to	5.65%	3.63%	to	4.61%
MFS® Income Portfolio
2024	12,121	$13.180912	to	$13.180912	$159,762	0.45%	to	0.45%	3.77%	to	3.77%	2.78%	to	2.78%
2023	13,804	$12.823904	to	$12.823904	$177,029	0.45%	to	0.45%	3.86%	to	3.86%	7.11%	to	7.11%
2022	15,889	$11.972731	to	$11.972731	$190,233	0.45%	to	0.45%	3.48%	to	3.48%	(14.09)%	to	(14.09)%
2021	16,232	$13.937160	to	$13.937160	$226,234	0.45%	to	0.45%	2.03%	to	2.03%	0.02%	to	0.02%
2020	32,421	$13.934971	to	$13.934971	$451,791	0.45%	to	0.45%	4.01%	to	4.01%	8.86%	to	8.86%
BlackRock S&P 500 Index V.I. Fund
2024	2,303,927	$20.433484	to	$22.509476	$48,889,630	0.45%	to	1.85%	1.21%	to	1.29%	22.55%	to	24.27%
2023	2,598,550	$16.673925	to	$18.112734	$44,736,622	0.45%	to	1.85%	1.30%	to	1.44%	23.91%	to	25.65%
2022	2,820,822	$13.456634	to	$14.414790	$38,969,535	0.45%	to	1.85%	1.30%	to	1.39%	(19.73)%	to	(18.60)%
2021	3,112,092	$16.764316	to	$17.707991	$53,272,633	0.45%	to	1.85%	1.33%	to	1.39%	26.18%	to	27.96%
2020	3,304,793	$13.285973	to	$13.838901	$44,586,575	0.45%	to	1.85%	1.74%	to	1.83%	16.07%	to	17.71%
Neuberger Berman AMT Short Duration Bond Portfolio
2024	1,383	$17.985712	to	$17.985712	$24,877	0.45%	to	0.45%	4.93%	to	4.93%	5.62%	to	5.62%
2023	1,884	$17.028799	to	$17.028799	$32,082	0.45%	to	0.45%	4.47%	to	4.47%	5.43%	to	5.43%
2022	2,046	$16.152487	to	$16.152487	$33,051	0.45%	to	0.45%	1.99%	to	1.99%	(5.61)%	to	(5.61)%
2021	5,901	$17.112817	to	$17.112817	$100,979	0.45%	to	0.45%	2.58%	to	2.58%	0.29%	to	0.29%
2020	6,019	$17.063560	to	$17.063560	$102,706	0.45%	to	0.45%	2.26%	to	2.26%	2.99%	to	2.99%
Pioneer Fund VCT Portfolio
2024	21,397	$63.742958	to	$63.742958	$1,363,890	0.45%	to	0.45%	0.73%	to	0.73%	22.10%	to	22.10%
2023	21,942	$52.203969	to	$52.203969	$1,145,465	0.45%	to	0.45%	0.87%	to	0.87%	28.35%	to	28.35%
2022	25,741	$40.672871	to	$40.672871	$1,046,977	0.45%	to	0.45%	0.66%	to	0.66%	(19.86)%	to	(19.86)%
2021	25,841	$50.750212	to	$50.750212	$1,311,403	0.45%	to	0.45%	0.32%	to	0.32%	27.41%	to	27.41%
2020	23,307	$39.832887	to	$39.832887	$928,378	0.45%	to	0.45%	0.77%	to	0.77%	23.72%	to	23.72%

DWS CROCI® International VIP
2024	10,626	$21.100760	to	$21.100760	$224,223	1.40%	to	1.40%	3.28%	to	3.28%	1.03%	to	1.03%
2023	13,033	$20.885800	to	$20.885800	$272,222	1.40%	to	1.40%	3.33%	to	3.33%	17.29%	to	17.29%
2022	13,849	$17.806457	to	$17.806457	$246,599	1.40%	to	1.40%	3.32%	to	3.32%	(14.39)%	to	(14.39)%
2021	16,183	$20.800665	to	$20.800665	$336,623	1.40%	to	1.40%	2.43%	to	2.43%	7.72%	to	7.72%
2020	17,455	$19.310127	to	$19.310127	$337,066	1.40%	to	1.40%	3.51%	to	3.51%	1.18%	to	1.18%
Pioneer Select Mid Cap Growth VCT Portfolio
2024	23,610	$89.978477	to	$89.978477	$2,124,442	0.45%	to	0.45%	—%	to	—%	23.38%	to	23.38%
2023	24,453	$72.929945	to	$72.929945	$1,783,365	0.45%	to	0.45%	—%	to	—%	18.24%	to	18.24%
2022	26,654	$61.680917	to	$61.680917	$1,644,054	0.45%	to	0.45%	—%	to	—%	(31.37)%	to	(31.37)%
2021	26,735	$89.872357	to	$89.872357	$2,402,700	0.45%	to	0.45%	—%	to	—%	7.58%	to	7.58%
2020	26,922	$83.536817	to	$83.536817	$2,249,003	0.45%	to	0.45%	—%	to	—%	38.55%	to	38.55%
VanEck VIP Emerging Markets Bond Fund
2024	2,477	$25.053752	to	$25.053752	$62,048	0.45%	to	0.45%	6.86%	to	6.86%	2.31%	to	2.31%
2023	2,825	$24.487841	to	$24.487841	$69,177	0.45%	to	0.45%	2.13%	to	2.13%	10.90%	to	10.90%
2022	751	$22.080817	to	$22.080817	$16,581	0.45%	to	0.45%	4.51%	to	4.51%	(7.35)%	to	(7.35)%
2021	760	$23.831347	to	$23.831347	$18,112	0.45%	to	0.45%	5.11%	to	5.11%	(4.48)%	to	(4.48)%
2020	770	$24.949701	to	$24.949701	$19,208	0.45%	to	0.45%	7.29%	to	7.29%	8.43%	to	8.43%
VanEck VIP Global Resources Fund
2024	3,911	$31.875632	to	$31.875632	$124,666	0.45%	to	0.45%	2.29%	to	2.29%	(3.27)%	to	(3.27)%
2023	5,085	$32.952528	to	$32.952528	$167,576	0.45%	to	0.45%	2.63%	to	2.63%	(4.02)%	to	(4.02)%
2022	11,795	$34.331651	to	$34.331651	$404,966	0.45%	to	0.45%	1.71%	to	1.71%	7.91%	to	7.91%
2021	11,241	$31.815931	to	$31.815931	$357,665	0.45%	to	0.45%	0.45%	to	0.45%	18.38%	to	18.38%
2020	9,345	$26.874978	to	$26.874978	$251,146	0.45%	to	0.45%	0.93%	to	0.93%	18.58%	to	18.58%
Allspring VT Index Asset Allocation Fund
2024	43,743	$34.602394	to	$34.602394	$1,513,620	1.40%	to	1.40%	1.32%	to	1.32%	13.27%	to	13.27%
2023	47,850	$30.548071	to	$30.548071	$1,461,726	1.40%	to	1.40%	0.97%	to	0.97%	15.08%	to	15.08%
2022	51,455	$26.545272	to	$26.545272	$1,365,882	1.40%	to	1.40%	0.63%	to	0.63%	(18.18)%	to	(18.18)%
2021	52,421	$32.442721	to	$32.442721	$1,700,677	1.40%	to	1.40%	0.58%	to	0.58%	14.38%	to	14.38%
2020	57,835	$28.362901	to	$28.362901	$1,640,368	1.40%	to	1.40%	0.82%	to	0.82%	14.97%	to	14.97%
Allspring VT International Equity Fund+
2024♦	—	$16.259601	to	$16.259601	$—	1.40%	to	1.40%	0.02%	to	0.02%	0.35%	to	0.35%
2023	564	$16.203698	to	$16.203698	$9,142	1.40%	to	1.40%	1.45%	to	1.45%	13.95%	to	13.95%
2022	564	$14.219521	to	$14.219521	$8,025	1.40%	to	1.40%	3.60%	to	3.60%	(13.11)%	to	(13.11)%
2021	687	$16.364818	to	$16.364818	$11,249	1.40%	to	1.40%	0.79%	to	0.79%	5.38%	to	5.38%
2020	1,288	$15.528883	to	$15.528883	$19,998	1.40%	to	1.40%	2.72%	to	2.72%	3.47%	to	3.47%
Allspring VT Small Cap Growth Fund
2024	20,175	$54.610835	to	$54.610835	$1,101,761	1.40%	to	1.40%	—%	to	—%	17.05%	to	17.05%
2023	22,354	$46.654691	to	$46.654691	$1,042,904	1.40%	to	1.40%	—%	to	—%	2.66%	to	2.66%
2022	27,019	$45.446207	to	$45.446207	$1,227,913	1.40%	to	1.40%	—%	to	—%	(35.34)%	to	(35.34)%
2021	30,190	$70.279710	to	$70.279710	$2,121,771	1.40%	to	1.40%	—%	to	—%	6.15%	to	6.15%
2020	32,462	$66.210880	to	$66.210880	$2,149,321	1.40%	to	1.40%	—%	to	—%	55.59%	to	55.59%
Allspring VT Discovery SMID Cap Growth Fund
2024	5,060	$113.867912	to	$113.867912	$576,217	0.45%	to	0.45%	—%	to	—%	17.60%	to	17.60%
2023	5,943	$96.824038	to	$96.824038	$575,500	0.45%	to	0.45%	—%	to	—%	19.60%	to	19.60%
2022	5,572	$80.955166	to	$80.955166	$451,093	0.45%	to	0.45%	—%	to	—%	(38.13)%	to	(38.13)%
2021	5,808	$130.842635	to	$130.842635	$759,881	0.45%	to	0.45%	—%	to	—%	(5.47)%	to	(5.47)%
2020	6,272	$138.409753	to	$138.409753	$868,089	0.45%	to	0.45%	—%	to	—%	61.92%	to	61.92%
Allspring VT Opportunity Fund
2024	1,376	$40.075390	to	$40.075390	$55,145	1.40%	to	1.40%	0.05%	to	0.05%	13.45%	to	13.45%
2023	1,743	$35.324478	to	$35.324478	$61,566	1.40%	to	1.40%	—%	to	—%	24.74%	to	24.74%
2022	3,967	$28.318003	to	$28.318003	$112,343	1.40%	to	1.40%	—%	to	—%	(21.91)%	to	(21.91)%
2021	4,330	$36.262856	to	$36.262856	$157,024	1.40%	to	1.40%	0.04%	to	0.04%	23.04%	to	23.04%
2020	4,108	$29.471419	to	$29.471419	$121,064	1.40%	to	1.40%	0.47%	to	0.47%	19.32%	to	19.32%
Voya Global High Dividend Low Volatility Portfolio
2024	10,060	$17.476539	to	$17.476539	$175,806	0.45%	to	0.45%	2.35%	to	2.35%	12.17%	to	12.17%
2023	21,042	$15.580049	to	$15.580049	$327,824	0.45%	to	0.45%	2.61%	to	2.61%	5.95%	to	5.95%
2022	27,672	$14.705024	to	$14.705024	$406,921	0.45%	to	0.45%	2.56%	to	2.56%	(5.54)%	to	(5.54)%
2021	21,183	$15.567477	to	$15.567477	$329,765	0.45%	to	0.45%	2.34%	to	2.34%	20.02%	to	20.02%
2020	16,326	$12.970350	to	$12.970350	$211,760	0.45%	to	0.45%	2.23%	to	2.23%	(1.54)%	to	(1.54)%
NVIT Emerging Markets Fund
2024	3,797	$11.558846	to	$11.558846	$43,884	0.45%	to	0.45%	1.06%	to	1.06%	5.51%	to	5.51%
2023	6,263	$10.955175	to	$10.955175	$68,612	0.45%	to	0.45%	1.34%	to	1.34%	3.34%	to	3.34%
2022	17,893	$10.601428	to	$10.601428	$189,687	0.45%	to	0.45%	0.16%	to	0.16%	(25.33)%	to	(25.33)%
2021	21,019	$14.198105	to	$14.198105	$298,430	0.45%	to	0.45%	0.94%	to	0.94%	(8.00)%	to	(8.00)%
2020	19,743	$15.433324	to	$15.433324	$304,699	0.45%	to	0.45%	1.63%	to	1.63%	12.41%	to	12.41%
Neuberger Berman AMT Sustainable Equity Portfolio
2024	35,826	$21.210536	to	$21.210536	$759,894	0.45%	to	0.45%	0.23%	to	0.23%	25.28%	to	25.28%
2023	37,047	$16.930718	to	$16.930718	$627,241	0.45%	to	0.45%	0.34%	to	0.34%	26.33%	to	26.33%
2022	39,883	$13.402083	to	$13.402083	$534,506	0.45%	to	0.45%	0.45%	to	0.45%	(18.82)%	to	(18.82)%
2021	39,374	$16.508774	to	$16.508774	$650,021	0.45%	to	0.45%	0.39%	to	0.39%	22.92%	to	22.92%
2020	37,456	$13.430218	to	$13.430218	$503,041	0.45%	to	0.45%	0.62%	to	0.62%	19.03%	to	19.03%
LVIP American Century Balanced Fund+
2024♦	10,971	$57.435400	to	$57.435400	$630,105	0.45%	to	0.45%	1.50%	to	1.50%	7.57%	to	7.57%
LVIP American Century Capital Appreciation Fund+
2024♦	1,770	$90.270350	to	$90.270350	$159,788	0.45%	to	0.45%	—%	to	—%	13.79%	to	13.79%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2024 and through April 16, 2025, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

Union Security Insurance Company

Statutory Basis Financial Statements as of December 31, 2024 and 2023 and for the Three Years in the Period Ended December 31, 2024, Supplemental Schedules as of and for the Year Ended December 31, 2024, and Independent Auditor’s Report

INDEPENDENT AUDITOR'S REPORT
The Board of Directors of
Union Security Insurance Company
Topeka, Kansas

Opinions

We have audited the statutory basis financial statements of Union Security Insurance Company (the “Company”), which comprise the statutory basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2024 and 2023 and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended, and the related notes to the statutory basis financial statements (collectively referred to as the “statutory basis financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the statutory basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for the years then ended, in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for the years then ended.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory basis financial statements, the statutory basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Iowa Department of Commerce, Insurance Division. The effects on the statutory basis financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Emphasis of Matter

As discussed in Note 1 to the statutory basis financial statements, the results of the Company may not be indicative of those of a stand-alone entity, as the Company is a member of a controlled group of affiliated companies. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statutory Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory basis financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory basis financial statements that are free from material misstatement, whether due to fraud or error.
In preparing the statutory basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory basis financial statements.

In performing an audit in accordance with GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the statutory basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory basis financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory basis financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2024 audit was conducted for the purpose of forming an opinion on the 2024 statutory basis financial statements as a whole. The supplemental schedule of selected financial data, summary investment schedule, and reinsurance contract interrogatories as of and for the year ended December 31, 2024, are presented for purposes of additional analysis and are not a required part of the 2024 statutory basis financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2024 statutory basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory basis financial statements or to the statutory basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2024 statutory basis financial statements as a whole.

/s/ Deloitte & Touche LLP

Chicago, Illinois

March 25, 2025

UNION SECURITY INSURANCE COMPANY Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus December 31, 2024 and 2023 ($ in 000s)

Admitted Assets	2024	2023

Cash and invested assets
Bonds and notes	$501,507	$593,296
Preferred stocks - unaffiliated	26,853	27,100
Mortgage loans	121,105	81,949
Contract loans	3,540	3,869
Other invested assets	45,065	28,838
Cash, cash equivalents and short-term investments	9,152	11,362
Total cash and invested assets	707,222	746,414
Premiums deferred and uncollected	364	390
Accrued investment income	6,976	7,959
Federal income taxes recoverable	8,440	363
Amounts due from reinsurers	2,452	2,613
Receivables from affiliates	109	11,627
Net deferred tax asset	4,215	4,081
Other assets	1,264	1,425
Separate account assets	1,999,822	1,821,543
Total admitted assets	$2,730,864	$2,596,415

__________________________________________________________________________________________
See accompanying notes to statutory basis financial statements 4

UNION SECURITY INSURANCE COMPANY Statutory Basis Statements of Admitted Assets, Liabilities and Capital and Surplus, continued December 31, 2024 and 2023 ($ in 000s)

Liabilities and Capital and Surplus	2024	2023

Liabilities
Policy reserves
Life insurance and annuity contracts	$519,625	$556,220
Accident and health contracts	3,622	3,626
Liability for deposit-type contracts	16,181	16,227
Policy and contract claims	8,784	10,622
Interest maintenance reserve	21,200	19,355
Asset valuation reserve	10,456	7,296
Reinsurance payable	8,362	5,635
Amount held for others	8,013	6,175
Payable to affiliates	1,893	273
Commissions, expenses, taxes, licenses, and fees accrued	3,682	2,805
Other liabilities	1,005	1,842
Separate account liabilities	1,999,822	1,821,543
Total liabilities	2,602,645	2,451,619
Capital and surplus
Capital
Common stock, $5 par value, 1,000,000 shares
authorized, issued and outstanding	5,000	5,000
Paid-in capital	79,886	79,886
Deferred gains	12,685	17,216
Unassigned surplus	30,648	42,694
Total capital and surplus	128,219	144,796
Total liabilities and capital and surplus	$2,730,864	$2,596,415

__________________________________________________________________________________________
See accompanying notes to statutory basis financial statements 5

UNION SECURITY INSURANCE COMPANY Statutory Basis Statements of Operations Years Ended December 31, 2024, 2023, and 2022 ($ in 000s)

	2024	2023	2022
Income
Premiums and other considerations
Life and annuity contracts	$1,766	$1,942	$2,141
Accident and health contracts	192	219	275
Net investment income	37,769	41,172	49,567
Commission and fee income	16,398	19,885	18,613
Other income	901	1,263	2,331
Total income	57,026	64,481	72,927
Benefits and expenses
Death and annuity benefits	53,454	54,891	64,417
Disability and accident and health benefits	614	765	283
Interest on deposit-type contracts	2,641	1,802	1,826
Other benefits to policyholders and beneficiaries	934	940	650
Surrender benefits	2,520	3,238	3,406
Decrease in policy reserves-life and annuity contracts and
accident and health insurance	(36,600)	(37,049)	(46,325)
General insurance expenses	5,528	9,120	16,707
Insurance taxes, licenses, fees, and commissions	11,750	14,111	14,048
Total benefits and expenses	40,841	47,818	55,012
Income before dividends to policyholders, federal income tax expense and net realized capital gains (losses)	16,185	16,663	17,915
Dividends to policyholders	474	531	601
Income before federal income tax expense and net realized capital gains (losses)	15,711	16,132	17,314
Federal income tax expense	(7,409)	1,845	3,754
Income before net realized capital gains (losses)	23,120	14,287	13,560
Net realized capital gains (losses), excluding gains (losses) transferred to IMR, net of tax expense (2024 - $284; 2023 - $795; 2022 - $8,388) excluding taxes transferred to (from) IMR (2024 - ($725); 2023 - ($267); 2022 - $1,002)	653	(9,018)	(9,341)
Net income	$23,773	$5,269	$4,219

__________________________________________________________________________________________
See accompanying notes to statutory basis financial statements 6

UNION SECURITY INSURANCE COMPANY Statutory Basis Statements of Changes in Capital and Surplus Years Ended December 31, 2024, 2023, and 2022 ($ in 000s)

	2024	2023	2022
Capital and surplus at beginning of year Additions (deductions)	$144,796	$145,598	$205,557
Net income	23,773	5,269	4,219
Change in unrealized capital gains (losses), net of
tax (2024 - $439; 2023 - $2,213; 2022 - ($1,138))	1,653	8,320	(4,280)
Change in nonadmitted assets	(2,328)	(2,231)	(11,850)
Change in net deferred income tax	(6,984)	3,892	12,194
Change in asset valuation reserve	(3,160)	(2,939)	2,506
Dividends to stockholder	(25,000)	(8,000)	(60,000)
Amortization of gain on sale	(3,921)	(4,092)	(1,101)
Amortization of gain on reinsurance (see Note 7)	(610)	(1,021)	(1,647)
Net (deductions)	(16,577)	(802)	(59,959)
Capital and surplus at end of year	$128,219	$144,796	$145,598

__________________________________________________________________________________________
See accompanying notes to statutory basis financial statements 7

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

	2024	2023	2022
Cash from operating activities
Premiums and other considerations	$2,168	$1,517	$2,990
Net investment income received	38,541	42,682	50,205
Other income	14,611	15,105	18,846
Policy and contract benefits and dividends paid	(62,512)	(67,575)	(68,392)
Operating expenses paid	(14,421)	(23,366)	(32,494)
Federal income taxes paid	(9,600)	(8,300)	(10,300)
Net cash used in operating activities	$(31,213)	$(39,937)	$(39,145)
Cash from investing activities
Proceeds from investments sold, matured or repaid
Bonds and notes	83,220	100,020	125,851
Stocks	—	1,811	2,000
Mortgage loans	1,084	722	10,487
Other invested assets	7,968	2,949	2,017
Miscellaneous proceeds (expenses)	12,697	(5)	15,616
Total investment proceeds	104,969	105,497	155,971
Cost of investments acquired
Bonds and notes	13,000	10,000	37,406
Mortgage loans	40,240	45,950	34,050
Other invested assets	21,671	13,696	8,700
Miscellaneous applications	335	27,793	—
Total investments acquired	75,246	97,439	80,156
Net (increase) decrease in contract loans	315	(650)	(406)
Net cash provided by investing activities	$30,038	$8,708	$76,221
Cash from financing and miscellaneous activities
Borrowed (repaid) funds	470	(20,777)	20,307
Dividends to stockholder	3	—	(1,078)
Other	(1,508)	341	(3,751)
Net cash provided (used) in financing and miscellaneous activities	$(1,035)	$(20,436)	$15,478
Net change in cash and cash equivalents	$(2,210)	$(51,665)	$52,554
Cash and cash equivalents at the beginning of year	11,362	63,027	10,473
Cash and cash equivalents at the end of year	$9,152	$(72,101)	$63,027

__________________________________________________________________________________________
See accompanying notes to statutory basis financial statements 8

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

Supplemental disclosure of non-cash items:
Cash paid for purchase of transferable tax credits	$8,000	$—	$—
Non-cash transfer of bonds as a dividend to stockholder	24,997	8,000	29,517
Non-cash transfer of mortgage loans as a dividend to
stockholder	—	—	29,405
Non-cash exchanges of bonds and notes	—	—	4,466

__________________________________________________________________________________________
See accompanying notes to statutory basis financial statements 9

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Note 1: Nature of Business

Union Security Insurance Company (“USIC” or the "Company") is a stock life insurance company domiciled in the State of Iowa as of December 31, 2024 (the Company was previously domiciled in the state of Kansas) and is a wholly-owned subsidiary of CMFG Life Insurance Company ("CMFG Life"), an Iowa life insurance Company. CMFG Life’s ultimate parent is CUNA Mutual Holding Company (“CMHC”), a mutual insurance holding company organized under the laws of Iowa. CMFG Life and its affiliated companies primarily sell insurance and other products to credit unions and consumers. USIC distributes its products in all states in the U.S. and the District of Columbia, except New York. The Company is a provider of pre-funded funeral insurance (“preneed”) products as well as traditional life insurance and annuities. The majority of the Company’s 2024 life insurance premiums were generated in California, Texas, Illinois, Florida, Georgia and Minnesota. The majority of the Company’s 2024 annuity deposits were generated in Minnesota, North Carolina, Florida, Oregon, Illinois and California.

The Company had previously engaged in other insurance business activities prior to dispositions of such businesses through reinsurance arrangements. The reinsurance and coinsurance activities related to these businesses are described in Note 7, Reinsurance.
•In 2000, the Company divested its long-term care ("LTC") operations to John Hancock Life Insurance Company ("John Hancock"), using reinsurance and coinsurance. Assets supporting the LTC liabilities ceded are mainly held in trusts.
•In 2001, the Company entered into a reinsurance agreement with Hartford Life and Annuity Insurance Company (“Hartford Life”) for the sale of the Fortis Financial Group ("FFG") division, which sold variable life insurance and annuity products. The separate accounts relating to FFG are still reflected in the Company's statements of admitted assets, liabilities and capital and surplus. In May 2018, Hartford Life was purchased by a group of investors and became Talcott Resolution Life Insurance Company (“Talcott Resolution”).
•In 2016, the Company sold its employee benefits segment mainly through a series of reinsurance transactions with the United States branch of Sun Life Assurance Company of Canada ("Sun Life"), a subsidiary of Sun Life Financial Inc.

The accompanying statutory basis financial statements reflect various transactions and balances with the Company’s affiliates. See Note 6, Related Party Transactions, for a description of the significant transactions. While the Company believes that these transactions were at reasonable terms, the results of operations of the Company may have materially differed had these transactions been consummated with unrelated parties.

Note 2: Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statutory basis financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (“Insurance Department”), which differ in some respects from accounting principles generally accepted in the United States of America (“GAAP”).

Prescribed statutory accounting practices are practices incorporated directly or by reference in state laws, regulations and general administrative rules and are applicable to all insurance enterprises domiciled in a particular state. The Insurance Department has identified the Accounting Practices and Procedures Manual (“APPM”), as promulgated by the National Association of Insurance Commissioners (“NAIC”), as a source of prescribed statutory accounting practices for insurers domiciled in Iowa. Permitted statutory accounting practices encompass all accounting practices not prescribed by the NAIC and are approved by the insurance department of the insurer’s state of domicile. The Company does not utilize any permitted practices.

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
GAAP/Statutory Accounting Differences

The following summary identifies the significant differences between the accounting practices prescribed or permitted by the Insurance Department and GAAP:

“Nonadmitted assets” (principally a portion of deferred taxes and certain receivables) are excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus through a direct charge to unassigned surplus. Under GAAP, nonadmitted assets are presented in the balance sheet, net of any valuation allowance.

Investments in bonds and notes are generally carried at amortized cost, while under GAAP, they are carried at either amortized cost or fair value based on their classification according to the Company’s ability and intent to hold or trade the securities.

The change in carrying value of limited partnerships is reported directly in unassigned surplus, while under GAAP, the change is reflected in net investment income.

Distributions from limited partnerships that are not a return of capital are recorded as net investment income, while under GAAP, distributions from limited partnerships that are not a return of capital are recorded as a reduction in the carrying value of the limited partnerships.

For statutory accounting, the change in fair value of unaffiliated preferred stock is recorded in surplus in the statutory basis statements of changes in capital and surplus. For GAAP, the change in fair value of unaffiliated preferred stock is recorded in net realized investment gains (losses) in the statement of operations and comprehensive income.

The changes in fair value of derivative contracts are recorded in unassigned surplus as a change in net unrealized capital (losses), while under GAAP they are recorded in the statement of operations and comprehensive income unless the contracts meet certain hedge accounting criteria.

For statutory accounting, after an other-than-temporary impairment (“OTTI”) of bonds (other than loan-backed securities) is recorded, the fair value of the other-than-temporarily impaired bond becomes its new cost basis. For GAAP, an impairment is based on the net present value of expected cash flows if the Company intends to hold the security until it has recovered, and an impairment is recorded as a valuation allowance. If the Company does not intend to hold to recovery, the Company records an impairment, and the fair value becomes its new cost basis. For loan-backed securities, the impairment for statutory accounting is based on future cash flows.

The determination of a statutory impairment loss for mortgage loans is based on whether a loss on an individual loan is considered probable, whereas, for GAAP, a credit loss allowance is determined using an estimate of lifetime expected losses. The GAAP allowance is determined by pooling loans that share similar risk characteristics and considers current economic conditions to establish an estimate of lifetime credit losses, while loans with dissimilar characteristics are removed from the pool and evaluated for impairment individually.

For statutory accounting, the Company establishes a valuation allowance for credit losses on reinsurance recoverables when it concludes that it is probable that an individual reinsurer will not meet its obligations. Under GAAP, the establishment of an allowance for credit losses on reinsurance recoverables is based on lifetime expected losses for pools of similar reinsurers, segmented by credit rating.

Acquisition costs, such as commissions, premium taxes, and other costs relating to acquiring new and renewal business are expensed as incurred, while under GAAP, acquisition expenses directly related to the successful acquisition of new and renewal business are deferred and amortized over the periods benefited.

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Policy reserves are established based on mortality and interest assumptions prescribed or permitted by state statutes, without consideration for withdrawals, which may differ from reserves established for GAAP using assumptions with respect to mortality, interest, expense, and withdrawals that are based on company experience and expectations.

Under both GAAP and statutory accounting, deferred federal income taxes are provided for net unrealized capital gains or losses on investments and the temporary differences between the reporting and tax bases of assets and liabilities; however, there are limits as to the amount of deferred tax assets that may be reported as admitted assets under statutory accounting. Further, the change in deferred taxes is recognized as an adjustment to unassigned surplus under statutory accounting. For GAAP, changes in deferred taxes related to revenue and expense items are recorded in the statement of operations and comprehensive income. A federal income tax provision is required on a current basis only for the statutory basis statement of operations.

The asset valuation reserve (“AVR”), a statutory only reserve established by formula for the purpose of stabilizing the surplus of the Company against fluctuations in the fair value of certain invested assets, is recorded as a liability by a direct charge to unassigned surplus for statutory accounting. Such a reserve is not recorded under GAAP. For statutory accounting, the interest maintenance reserve (“IMR”) defers recognition of interest rate-related gains and losses resulting from the disposal of investment securities and amortizes them into income over the remaining contractual maturities of those securities; under GAAP, such gains and losses are recognized in income immediately.

Deposits, surrenders, and benefits on universal life type contracts are recorded in the statutory basis statement of operations, while such deposits and benefits are credited or charged directly to the policyholder account balances under GAAP. As a result, under GAAP, revenues on these types of contracts are composed of contract charges and fees, which are recognized when assessed against the account balance. Under GAAP, amounts collected are credited directly to policyholder account balances, and the benefits and claims on these contracts that are charged to expense only include benefits incurred in the period in excess of related policyholder account balances.

Amounts due from reinsurers for their share of ceded policy reserves and ceded policy and contract claim reserves are netted against the reserves rather than shown as assets under GAAP.

Comprehensive income and its components are not presented in the statutory basis financial statements, whereas under GAAP, comprehensive income is presented and changes in comprehensive income are reflected in accumulated other comprehensive income, a component of stockholder’s equity.

The statutory basis statements of cash flows are presented in the required statutory format. Under GAAP, the indirect method for the statement of cash flows requires a reconciliation of net income to net cash provided by operating activities.

Under GAAP, an acquiring entity is permitted to push down the fair values of acquired assets and liabilities, including goodwill and other intangible assets, to the acquired entity's balance sheet ("pushdown accounting"). Pushdown accounting is not allowed under statutory accounting.

Certain reinsurance transactions representing the disposal of product lines resulted in gains, which are deferred in unassigned surplus for statutory accounting, and are being amortized to income over the estimated lives of the underlying policies. For GAAP, these deferred gains were eliminated upon the acquisition of USIC due to GAAP purchase accounting.

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Use of Estimates

The preparation of the statutory basis financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the statutory basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and, in some cases, the difference could be material. Investment valuations, determination of other-than-temporary impairments, deferred tax asset valuation reserves, provision for income taxes, policy and claim reserves, and reinsurance balances are most affected by the use of estimates and assumptions.

Investments

Investments are valued as prescribed by the NAIC.

Bonds and notes: Bonds and notes with an NAIC designation of 1 through 5 are generally stated at amortized cost. Bonds and notes with an NAIC designation of 6 are stated at the lower of amortized cost or fair value. Loan-backed and structured securities may be carried at the lower of amortized cost or fair value if they receive an initial designation of 6 under the multiple-designation methodology. Prepayment assumptions for loan-backed and structured securities are obtained from historical industry prepayment averages, industry survey values or internal estimates to determine the effective yield. Changes in the anticipated prepayments are incorporated when determining statement values. Changes in estimated cash flows from the previous assumptions are accounted for using the prospective method.

Preferred stocks - unaffiliated: Preferred stocks are carried at amortized cost or the lower of amortized cost or fair value depending on the NAIC designation, unless the preferred stock is perpetual or mandatorily convertible, in which case it is carried at fair value.

Mortgage loans: Mortgage loans are carried at their amortized cost, net of impairments. A mortgage loan is considered impaired and a valuation allowance is established when it becomes probable, based on current information and events, that the Company will be unable to collect the total amounts due according to the contractual terms of the mortgage agreement. Impairments are recorded in net realized capital gains (losses) and are determined based upon the carrying value of the recorded investment in the mortgage loan and the estimated fair value of the underlying collateral.

Contract loans: Contract loans are reported at their unpaid principal balances. Valuation allowances are not established for contract loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

Other invested assets: Other invested assets include surplus notes carried at amortized cost and a limited partnership.

The limited partnership represents an interest in an affiliate, which invests in unaffiliated limited partnerships, and is accounted for using the equity method of accounting with changes in its carrying amount recorded directly to unassigned surplus. Accordingly, the Company’s investment in the limited partnership is carried at cost plus or minus the Company’s equity in the undistributed earnings or losses as reported by the partnership. Due to the timing of the availability of financial statements from the underlying partnerships’ general partners, the underlying limited partnerships are generally recorded on a three-month lag, as adjusted for contributions and distributions.

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Net investment income: Net investment income is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Net investment income includes amortization of premiums and accretion of discounts on an effective-yield basis using expected cash flows. Prepayment penalties on mortgage loans are recorded as net investment income. Mortgage loan origination fees are included in income in the period received. Limited partnership income is recorded and classified in accordance with general partner instructions. Distributions from underlying investments in limited partnerships, other than those classified as a return of capital, are reported as net investment income.

Net realized capital gains (losses): Net realized capital gains (losses) on the sale of investments are determined based upon the specific identification method and are recorded on the trade date. Capital gain and loss distributions from underlying investments in limited partnerships are classified as net realized gains (losses).

Net unrealized capital gains (losses): Net unrealized capital gains (losses) are included in unassigned surplus, net of deferred federal income taxes.

NAIC 5GI securities: Investments with an NAIC 5GI rating signify the NAIC designation was assigned in reliance on the Company’s certification that documentation necessary to permit a full credit analysis of the security does not exist and that the issuer of the security is current in all principal and interest payments. In 2024 and 2023, the Company had no NAIC 5GI bonds and notes.

Cash, Cash Equivalents and Short-term Investments

Cash includes unrestricted deposits in financial institutions and short-term investments include those with maturities at the date of purchase of one year or less. Cash equivalents include money market mutual funds and investments with maturities at the date of purchase of 90 days or less and are reported at carrying value, which approximates amortized cost. Short-term investments, other than money market funds, are reported at amortized cost. Money market mutual funds are valued based on the closing price as of December 31.

Policy Reserves

Life, annuity, long-term care and other accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Insurance Department. The Company waives deduction of deferred fractional premiums on the death of insureds and returns any unearned premium beyond the date of death.

Returns of premium beyond the date of death are calculated using standard industry formulas.

Surrender values on policies do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force. Changes in reserve valuation basis are recorded as a direct increase or decrease in unassigned funds.

Tabular interest and tabular cost for life insurance has been determined from the basic data for the calculation of policy reserves. Tabular interest for annuities has been determined by formula. Tabular less actual reserves released has been determined by formula. Tabular interest on funds not involving life contingencies is calculated as the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

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UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Liability for Deposit-Type Contracts

The Company recognizes a liability for policyholder deposits that are not subject to policyholder mortality or longevity risk at the stated account value. The account value equals the sum of the original deposit plus accumulated interest, less any withdrawals and expense charges. Such deposits primarily represent annuity contracts without life contingencies, amounts left on deposit with the Company by beneficiaries or policy owners, and annual dividends credited to policyholders left on deposit.

Policy and Contract Claim Reserves

Liabilities established for unpaid benefits for life and accident and health insurance contracts represent the estimated amounts required to cover the ultimate cost of settling reported and incurred but unreported losses. These estimates are adjusted in the aggregate for ultimate loss expectations based on historical experience patterns and current economic trends. Any change in the probable ultimate liabilities, which might arise from new information emerging, is reflected in the statutory basis statements of operations in the period the change is determined to be necessary.

Revenue Recognition

Premiums for life policies are recorded as revenue when due. Annuity premiums are recorded as revenue when received. Accident and health premiums are recorded as revenue when due and earned ratably over the period covered by the policy. Other income is recorded as earned.

Income Tax

Deferred income taxes are recognized, subject to an admissibility test for deferred tax assets, and represent the future tax consequences attributable to differences between the statutory basis financial statement carrying amount of assets and liabilities and their respective tax bases. Gross deferred tax assets are reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the deferred tax assets will not be realized. See Note 5, Income Tax, for the components of the admissibility test used to calculate the admitted deferred tax assets. Recorded deferred tax amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they are enacted. The net change in deferred taxes is recorded directly to unassigned surplus.

The Company is subject to tax-related audits. The Company accounts for any federal and foreign tax contingent liabilities in accordance with Statement of Statutory Accounting Principles (“SSAP”) No. 5R, Liabilities, Contingencies and Impairments of Assets, as modified by SSAP No. 101, Income Taxes, and any state and other tax contingent liabilities in accordance with SSAP No. 5R.

Reinsurance

Reinsurance premiums, claims and benefits, commission expense reimbursements and reserves related to reinsured business ceded are accounted for on a basis consistent with the accounting for the underlying direct policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statutory basis statements of operations. Policy and claim reserves are reported net of unbilled reinsurance recoverables. The Company has evaluated its reinsurance contracts and determined that all significant contracts transfer the underlying economic risk of loss. If the Company determines it is probable that a reinsurance amount will not be collectible, the amounts are designated as doubtful accounts and an allowance is established for the estimated uncollectible amount. The allowance for uncollectible accounts is estimated based on a combination of write-off history, aging analysis, and any specific, known doubtful accounts. Amounts are written off when they are deemed uncollectible.

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UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Separate Accounts

Separate account assets and liabilities reported in the accompanying statutory basis statements of admitted assets, liabilities and capital and surplus represent funds that are separately administered, principally for variable life and variable annuity contracts, and for which the contract holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value.

Separate account reserves for the payment of future policy benefits are computed under the Commissioner’s Reserve Valuation Method for variable universal life policies and Commissioner’s Annuity Reserve Valuation Method for variable annuity policies. The Company applies these methods by reporting an asset that partially offsets the separate account liabilities and through direct reduction of certain policy reserves.

Prior to April 2001, FFG had issued variable insurance products registered as securities under the Securities Act of 1933. These products featured fixed premiums, a minimum death benefit, and policyholder returns linked to an underlying portfolio of securities. The variable insurance products issued by FFG were fully ceded to Talcott Resolution.

Premiums received and benefits paid on variable life and variable annuity policies, which are presented net of reinsurance (see Note 7) in the statutory basis statements of operations, are included in the life premiums and policy benefits of the Company, respectively.

Statutory Valuation Reserves

The IMR is maintained for the purpose of stabilizing the surplus of the Company against gains and losses on sales of investments that are primarily attributable to changing interest rates. The interest rate-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. If the IMR is calculated to be a net asset, the Company admits the IMR asset until it reaches 10% of adjusted capital and surplus and is included in other assets on the Statutory Basis Statement of Admitted Assets, Liabilities and Capital and Surplus.

The AVR is a formulaic reserve for fluctuations in the values of invested assets, primarily bonds and notes, mortgage loans, unaffiliated preferred stocks, and limited partnerships. Changes in the AVR are charged or credited directly to unassigned surplus.

Accounting Standards Updates Pending Adoption

During 2024 and 2023, the NAIC issued updates to the SSAPs related to its bond definition project that clarifies the definition of bond investments. The new principles-based bond definition is applied to securities to determine whether they should be classified as long-term bonds, equity securities, or other invested assets for statutory reporting purposes. Under the new guidance, a bond must represent a creditor relationship with a fixed payment schedule and qualify as either an issuer credit obligation or an asset-backed security. Securities with equity-like characteristics or ownership interests are not bonds and are to be reported separately. The new guidance will be effective on January 1, 2025. The Company does not expect adoption to have a material impact on the statutory basis financial statements.

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UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Note 3: Investments

Bonds and Notes

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2024 are as follows:

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$1,028	$1	$(156)	$873
States, territories and possessions	2,408	—	(225)	2,183
Political subdivisions of states,
territories and possessions	33,086	—	(10,420)	22,666
Industrial and miscellaneous	348,957	26,436	(18,035)	357,358
Residential mortgage-backed securities	23,708	56	(5,240)	18,524
Commercial mortgage-backed securities	43,382	121	(7,003)	36,500
Other structured securities	48,938	239	(1,468)	47,709

Total bonds and notes	$501,507	$26,853	$(42,547)	$485,813

The statement value, which generally represents amortized cost, gross unrealized gains and losses, and fair value of investments in bonds and notes at December 31, 2023 are as follows:

	Statement	Gross Unrealized
	Value	Gains	Losses	Fair Value

U.S. government and agencies	$1,024	$3	$(149)	$878
States, territories and possessions	2,410	—	(137)	2,273
Political subdivisions of states,
territories and possessions	35,941	427	(9,251)	27,117
Industrial and miscellaneous	405,303	42,490	(16,935)	430,858
Residential mortgage-backed securities	28,979	92	(5,751)	23,320
Commercial mortgage-backed securities	55,072	138	(9,274)	45,936
Other structured securities	64,567	260	(3,248)	61,579

Total bonds and notes	$593,296	$43,410	$(44,745)	$591,961

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UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
The statement value and fair value of bonds and notes at December 31, 2024, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties. Because of the potential for prepayment on mortgage-backed and non-mortgage asset-backed securities, such securities have not been displayed in the table below by contractual maturity.

	Statement
	Value	Fair Value
Due in one year or less	$4,293	$4,315
Due after one year through five years	45,287	46,893
Due after five years through ten years	77,580	75,456
Due after ten years	258,319	256,416
Residential mortgage-backed securities	23,708	18,524
Commercial mortgage-backed securities	43,382	36,500
Other structured securities	48,938	47,709
Total bonds and notes	$501,507	$485,813

The Company holds bonds as the result of a securitization transaction whereby the Company transferred commercial mortgage loans into an affiliated real estate trust and subsequently purchased bonds from the trust. These bonds have a carrying value of $3,980 and $3,890 and a fair value of $4,054 and $3,983 as of December 31, 2024 and 2023, respectively.

Preferred Stocks – Unaffiliated

The statement value, gross unrealized gains and losses and fair value of unaffiliated preferred stocks at December 31 are as follows:

	Statement	Gross Unrealized
Preferred Stocks	Value	Gains	Losses	Fair Value

December 31, 2024	$26,853	$103	$—	$26,956
December 31, 2023	27,100	58	—	27,158

Mortgage Loans

The Company’s mortgage loan portfolio consists of commercial mortgage loans, all of which are collateralized by completed properties. At December 31, 2024, the commercial mortgage loan portfolio had an average remaining life of 6.6 years, with all principal due prior to 2044. The Company limits its concentrations of credit risk. No loan to a single borrower represented more than 6.3% of the aggregate mortgage loan portfolio balance.
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UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
The following table provides the current amounts of the mortgage loan portfolio at December 31:

	2024	2023
Current	$121,105	$81,949
Total carrying value	$121,105	$81,949

There were no past due amounts or impaired loans and the Company has no interest accrued on loans greater than 90 days past due as of December 31, 2024 and 2023.

The Company’s mortgage loans are located throughout the United States. The following table identifies states with greater than 5% of the commercial mortgage portfolio based on current principal amounts at December 31:

	2024	2023
California	17.7%	26.5%
Colorado	9.5	14.0
Texas	9.4	—
Florida	8.1	—
Arizona	7.1	10.6
Ohio	7.0	10.4
Pennsylvania	6.3	9.4
Idaho	6.0	—
Maryland	5.3	7.9
Nevada	5.1	0.0
Missouri	—	6.3
Georgia	—	5.7

The types of properties collateralizing the commercial mortgage loans based on current principal amounts at December 31 are as follows:

	2024	2023
Industrial	41.1%	49.3%
Apartment	27.1	24.0
Retail	21.8	18.6
Office	5.5	8.1
Other	4.5	—
Total	100.0%	100.0%

The Company had no commitments as of December 31, 2024 or 2023 to lend additional funds to mortgagors whose existing mortgage terms had been restructured in a troubled debt restructuring. There were no mortgage loan restructures in 2024 or 2023.
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UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Valuation allowances are maintained at a level that is adequate to absorb estimated probable credit losses of each specific loan. Management performs a periodic evaluation of the adequacy of the allowance for losses based on past loan loss experience, known and inherent credit risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, cash flow of the underlying properties, property occupancy and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis of monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, a review of each loan in the commercial mortgage loan portfolio is performed on a quarterly basis to identify emerging credit risks. A valuation allowance is established or adjusted for specific loans as warranted based on this analysis. The Company’s process for determining past due or delinquency status begins when a payment date is missed. The Company places loans on nonaccrual status when it is probable that income is uncollectible. Income received after a loan is put on nonaccrual status is recognized on a cash basis. As of December 31, 2024 and 2023, there were no mortgage loans in nonaccrual status and no valuation allowance was established for mortgage loans. Mortgage loans deemed uncollectible are written off against the allowance for losses. The allowance is also adjusted for any subsequent recoveries.

The Company measures and assesses the credit quality of mortgage loans by using loan to value and debt service coverage ratios. The loan to value ratio compares the principal amount of the loan to the fair value of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan to value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan to value ratio generally indicates a higher quality loan. The debt service coverage ratio compares a property’s net operating income to its debt service payments. Debt service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, a higher debt service coverage ratio generally indicates a higher quality loan. The loan to value and debt service coverage ratios are updated regularly.

Loan to value and debt service coverage ratios were as follows at December 31:

	2024		2023
		Average		Average
	Principal	Debt Service	Principal	Debt Service
Loan to Value	Amount	Coverage Ratio	Amount	Coverage Ratio

Less than 65%	$113,512	2.37	$81,949	2.43
65% to 74%	7,593	1.21	—	—

Total	$121,105	2.32	$81,949	2.43

Limited Partnerships

The Company holds an interest in MCA Fund VI LP, an affiliated limited partnership, which invests in unaffiliated limited partnerships across a diversified mix of private equity, mezzanine, real estate and natural resource funds. The Company‘s investment in MCA Fund VI LP was $40,571 and $20,565 and the carrying value of the limited partnerships was $40,241 and $20,358 at December 31, 2024 and December 31, 2023, respectively. The Company funded commitments of $20,584 and $12,617 in 2024 and 2023, respectively. MCA Fund VI LP terminates on January 1, 2037, unless extended.
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UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
The financial statements of MCA Fund VI LP were not audited at December 31, 2024 or 2023, and therefore the Company utilized the look-through approach for the valuation. The Company recorded the value of its investments in these limited partnerships on a lag, based on the net asset value disclosed in the audited financial statements of the underlying limited partnerships. All liabilities, funded commitments, and contingencies related to the underlying entities are reflected in the Company's net carrying values of the limited partnerships.

The Company’s maximum exposure to loss associated with MCA Fund VI LP is $120,251 and $84,607 at December 31, 2024 and 2023, respectively, which is the amount invested plus other commitments and guarantees. As described in Note 10, Commitments and Contingencies, the Company makes commitments to limited partnerships in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to MCA Fund VI LP during the year ended December 31, 2024 and 2023.

Cash, Cash Equivalents and Short-term Investments

The details of cash, cash equivalents and short-term investments as of December 31, are as follows:

	2024	2023

Money market mutual funds	7,841	8,633
Cash	1,311	2,729
Total cash, cash equivalents and short-term investments	$9,152	$11,362

Accrued Investment Income

Sources of accrued investment income as of December 31 are shown in the table below.

	2024	2023

Bonds and notes	$6,158	$7,355
Mortgage loans	561	343
Preferred stocks - unaffiliated	151	151
Contract loans	71	74
Cash and cash equivalents	35	36

Total accrued investment income	$6,976	$7,959

Due and accrued investment income over 90 days past due is excluded from the statutory basis statements of admitted assets, liabilities and capital and surplus as a nonadmitted asset. There was no accrued investment income excluded at December 31, 2024 or 2023 on this basis.
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UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Net Investment Income

Sources of net investment income for the years ended December 31 are summarized as follows:

	2024	2023	2022

Bonds and notes	$30,711	$36,038	$41,793
Preferred stocks - unaffiliated	1,610	1,653	1,709
Mortgage loans	5,825	2,652	2,467
Contract loans	140	214	257
Derivatives	—	—	3,237
Other invested assets	388	552	602
Cash and cash equivalents	633	599	442
Other	208	578	27

Gross investment income	39,515	42,286	50,534
Less investment expenses	1,746	1114	967

Net investment income	$37,769	$41,172	$49,567

Investment expenses include interest, salaries, brokerage fees and securities’ custodial fees.

Total net investment income recognized as a result of prepayment penalties or acceleration fees was $288 and $427 for the years ended December 31, 2024 and December 31, 2022, respectively. There was no net investment income recognized as a result of prepayment penalties or acceleration fees for the year ended December 31, 2023.
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UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Net Realized Capital Gains (Losses)

Net realized capital gains (losses) for the years ended December 31 are summarized as follows:

	2024	2023	2022

Bonds and notes:
Gross gains from sales	$5,394	$1,104	$5,420
Gross losses from sales	(1,059)	(260)	(8,911)
Other	(882)	799	—
Preferred stocks - unaffiliated:
Gross losses from sales	—	(361)	—
Other	—	—	(27)
Mortgage loans:
Gross losses from sales	—	—	(1,253)
Limited partnerships:
Gross gains from distributions	212	205	—
Other invested assets:
Gross gain from sales	—	—	49
Derivative financial instruments	—	(8,705)	—

Net realized capital gains (losses) before taxes and transfer to IMR	3,665	(7,218)	(4,722)
Tax on net realized capital gains (losses)	441	(527)	(9,390)
Transfer to IMR	(3,453)	(1,273)	4,771

Net realized capital gains (losses)	$653	$(9,018)	$(9,341)

Proceeds from the sale of bonds and notes were $54,652, $21,209, and $105,763 in 2024, 2023, and 2022, respectively. Proceeds from the sale of stocks was $1,811 in 2023. There were no proceeds from the sale of stocks in 2024 and 2022.

Other-Than-Temporary Impairments of Investments

Investment securities are reviewed for OTTI on an ongoing basis. The Company creates a watchlist of securities based largely on the fair value of an investment security relative to its amortized cost. When the fair value drops below the Company’s amortized cost, the Company monitors the security for OTTI. The determination of OTTI requires significant judgment on the part of the Company and depends on several factors, including, but not limited to:

•The existence of any plans to sell the investment security.
•The extent to which fair value is less than statement value.
•The underlying reason for the decline in fair value (credit concerns, interest rates, etc.).
•The financial condition and near-term prospects of the issuer/borrower, including the ability to meet contractual obligations, relevant industry trends and conditions and cash flow analysis.
•For loan-backed and structured securities and equity securities, the Company’s intent and ability to retain its investment for a period of time sufficient to allow for an anticipated recovery in fair value.
•The Company’s ability to recover all amounts due according to the contractual terms of the agreements.
•The Company’s collateral position, in the case of bankruptcy or restructuring.

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UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
A bond is considered to be other-than-temporarily impaired when the fair value is less than the amortized cost basis and its value is not expected to recover through the Company’s holding period. When this occurs, the Company records a net realized capital loss equal to the difference between the amortized cost and fair value. The fair value of the other-than-temporarily impaired security becomes its new cost basis. If the bond is a loan-backed or structured security, it is considered to be other-than-temporarily impaired when the amortized cost exceeds the present value of cash flows expected to be collected and its value is not expected to recover through the Company’s holding period. The amount of the OTTI recognized in net income as a realized loss equals the difference between the investment's amortized cost basis and its expected cash flows.

For certain securitized financial assets with contractual cash flows, the Company is required to update its best estimate of cash flows over the life of the security. If the fair value of a securitized financial asset is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both timing and amount, an OTTI charge equal to the difference between amortized cost and present value of future cash flows is recognized. The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows involves judgment and includes both quantitative and qualitative factors. Such determinations incorporate various information and assessments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

For investments in limited partnerships, the Company reviews the financial condition and future profitability of the limited partnership interest to assess whether any excess of its initial cost basis over the current carrying basis determined using the equity method of accounting is other-than-temporary. If such excess is deemed to be other-than-temporary, the amount is recorded as a net realized capital loss.

For those stocks with a decline in the fair value deemed to be other-than-temporary, a net realized capital loss is recorded equal to the difference between the fair value and cost basis of the security. The previous cost basis less the amount of the estimated impairment becomes the security’s new cost basis. The Company asserts its intent and ability to retain those stocks deemed to be temporarily impaired until the price recovers. Once identified, these securities are restricted from trading.

Management believes it has made an appropriate provision for other-than-temporarily impaired securities owned at December 31, 2024. As a result of the subjective nature of these estimates, however, additional provisions may subsequently be determined to be necessary, as new facts emerge and a greater understanding of economic trends develop. Additional OTTI will be recorded as appropriate and as determined by the Company’s regular monitoring procedures of additional facts. In light of the variables involved, such additional OTTI could be significant.

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UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
The Company did not recognize any OTTI on loan-backed and structured securities during 2024, 2023, and 2022 caused by an intent to sell or lack of intent and ability to hold until recovery of the amortized cost basis.

The Company recognized no credit related OTTI on loan-backed securities in 2024.

Net Unrealized Capital Gains (Losses)

Information regarding the Company’s bonds and notes with unrealized losses at December 31, 2024 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2024
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
U.S. government
and agencies	$—	$—	$818	$(156)	$818	$(156)
States, territories and
possessions	—	—	2,183	(225)	2,183	(225)
Political subdivisions of states,
territories and possessions	—	—	22,667	(10,420)	22,667	(10,420)
Industrial and miscellaneous	33,485	(1,028)	80,653	(17,007)	114,138	(18,035)
Residential mortgage-backed	107	(2)	17,787	(5,238)	17,894	(5,240)
Commercial mortgage-backed	2,018	(47)	32,446	(6,956)	34,464	(7,003)
Other structured securities	155	—	20,637	(1,468)	20,792	(1,468)

Total temporarily
impaired securities	$35,765	$(1,077)	$177,191	$(41,470)	$212,956	$(42,547)

At December 31, 2024, the Company owned 202 bonds and notes with a fair value of $212,956 in an unrealized investment loss position. There were 155 bonds and notes with a fair value of $177,191 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of twelve months or greater is approximately 19.0% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2024 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $205,343 or 96.4% of the total fair value of all bonds and notes with unrealized losses at December 31, 2024. Total unrealized losses on investment grade bonds and notes were $41,603 at December 31, 2024.
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UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Information regarding the Company’s bonds and notes and stocks with unrealized losses at December 31, 2023 is presented below, segregated between those that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve or more months.

	Months in Unrealized Loss Position
	Less Than		Twelve		Total
	Twelve Months		Months or Greater		December 31, 2023
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss
U.S. government
and agencies	$—	$—	$822	$(149)	$822	$(149)
States, territories and
possessions	—	—	2,273	(137)	2,273	(137)
Political subdivisions of states,
territories and possessions	—	—	23,896	(9,251)	23,896	(9,251)
Industrial and miscellaneous	5,040	(27)	111,399	(16,908)	116,439	(16,935)
Residential mortgage-backed	—	—	22,517	(5,751)	22,517	(5,751)
Commercial mortgage-backed	—	—	43,951	(9,274)	43,951	(9,274)
Other structured securities	4,899	(76)	51,659	(3,172)	56,558	(3,248)

Total temporarily
impaired securities	$9,939	$(103)	$256,517	$(44,642)	$266,456	$(44,745)

At December 31, 2023, the Company owned 238 bonds and notes with a fair value of $266,456 in an unrealized investment loss position. There were 225 bonds and notes with a fair value of $256,517 in an unrealized loss position for twelve or more months. The aggregate severity of unrealized losses for bonds and notes with a loss period of twelve months or greater is approximately 14.8% of amortized cost. The total fair value of bonds and notes with unrealized losses at December 31, 2023 and which are rated “investment grade” based on having an NAIC rating of 1 or 2 is $256,111 or 96.1% of the total fair value of all bonds and notes with unrealized losses at December 31, 2023. Total unrealized losses on investment grade bonds and notes were $43,546 at December 31, 2023.

Investment Credit Risk

The Company maintains a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards, and review procedures to mitigate credit risk.

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UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Restricted Assets

As of December 31, 2024 and 2023, the Company has securities that were restricted or on deposit with government authorities as required by law to satisfy regulatory requirements or with trustees as required by reinsurance agreements.

Restricted assets by category as of December 31 are as follows:

	2024			2023
	Total	Restricted	Restricted to	Total	Restricted	Restricted to
	Admitted	to Total	Total Admitted	Admitted	to Total	Total Admitted
	Restricted	Assets	Assets	Restricted	Assets	Assets
On deposit with states and
other regulatory bodies	$5,705	0.2%	0.2%	$3,205	0.1%	0.1%
Pledged as collateral not
captured in other categories	318,899	11.6%	11.7%	302,142	11.6%	11.6%
Total restricted assets	$327,104	11.9%	12.0%	$305,347	11.7%	11.7%

Note 4: Fair Value

The Company uses fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, such as insurance policy liabilities other than deposit-type contracts and investments accounted for using the equity method, are excluded from the fair value disclosure requirements. The Company uses fair value measurements obtained using observable inputs or internally determined estimates to estimate fair value.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value of assets and liabilities into three broad levels. The Company has categorized its financial instruments, based on the degree of subjectivity inherent in the valuation technique, as follows:

•Level 1: Inputs are directly observable and represent quoted prices for identical assets or liabilities in active markets the Company has the ability to access at the measurement date.
•Level 2: All significant inputs are observable, either directly or indirectly, other than quoted prices included in Level 1, for the asset or liability. This includes: (i) quoted prices for similar instruments in active markets, (ii) quoted prices for identical or similar instruments in markets that are not active, (iii) inputs other than quoted prices that are observable for the instruments and (iv) inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•Level 3: One or more significant inputs are unobservable and reflect the Company’s estimates of the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
For purposes of determining the fair value of the Company’s assets and liabilities, observable inputs are those inputs used by market participants in valuing financial instruments, which are developed based on market data obtained from independent sources. In the absence of sufficient observable inputs, unobservable inputs, reflecting the Company’s estimates of the assumptions market participants would use in valuing financial assets and liabilities, are developed based on the best information available in the circumstances. The Company uses prices and inputs that are current as of the measurement date. In some instances, valuation inputs used to measure fair value fall into different levels of the fair value hierarchy. The category level in the fair value hierarchy is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The hierarchy requires the use of market observable information when available for measuring fair value. The availability of observable inputs varies by investment. In situations where the fair value is based on inputs that are unobservable in the market or on inputs from inactive markets, the determination of fair value requires more judgment and is subject to the risk of variability. The degree of judgment exercised by the Company in determining fair value is typically greatest for investments categorized in Level 3. Transfers in and out of level categorizations are reported as having occurred at the end of the quarter in which the transfer occurred.

Valuation Process

The Company is responsible for the determination of fair value and the supporting assumptions and methodologies. The Company gains assurance on the overall reasonableness and consistent application of valuation methodologies and inputs and compliance with accounting standards through the execution of various processes and controls designed to provide assurance that assets and liabilities are appropriately valued.

The Company has policies and guidelines that require the establishment of valuation methodologies and consistent application of such methodologies. These policies and guidelines govern the use of inputs and price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators of reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

For fair values received from third parties or internally estimated, the Company’s processes are designed to provide assurance that the valuation methodologies and inputs are appropriate and consistently applied, the assumptions are reasonable and consistent with the objective of determining fair value, and the fair values are appropriately recorded. The Company performs procedures to understand and assess the methodologies, process and controls of valuation service providers. In addition, the Company may validate the reasonableness of fair values by comparing information obtained from valuation service providers or brokers to other third-party valuation sources for selected securities. When using internal valuation models, these models are developed by the Company’s investment group using established methodologies. The models, including key assumptions, are reviewed with various investment sector professionals, accounting, operations, compliance, and risk management professionals. In addition, when fair value estimates involve a high degree of subjectivity, the Company validates them through reviews by members of management who have relevant expertise and who are independent of those charged with executing investment transactions.

Transfers Between Levels

There were no transfers between levels in 2024 and 2023.

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Fair Value Measurement

The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2024.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total
Preferred stock - unaffiliated	$—	$26,057	$—	$26,057
Cash equivalents	7,841	—	—	7,841
Separate account assets	1,958,608	40,515	—	1,999,123
Total assets	$1,966,449	$66,572	$—	$2,033,021

The following table summarizes the Company’s assets that are measured at fair value on a recurring basis as of December 31, 2023.

Assets, at Fair Value	Level 1	Level 2	Level 3	Total
Preferred stock - unaffiliated	$—	$26,302	$—	$26,302
Cash equivalents	8,633	—	—	8,633
Separate account assets	1,775,541	45,631	—	1,821,172
Total assets	$1,784,174	$71,933	$—	$1,856,107

The Company had no liabilities measured at fair value on a recurring basis as of December 31, 2024 and 2023.

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UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Fair Value Measurement of Financial Instruments

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practicable to estimate fair value by fair value measurement level at December 31, 2024.

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded
as assets:
Bonds and notes	$501,507	$485,813	$—	$481,759	$4,054
Preferred stocks - unaffiliated	26,853	26,956	—	26,956	—
Mortgage loans	121,105	118,368	—	—	118,368
Cash equivalents and short-term
investments	7,841	7,841	7,841	—	—
Other invested assets	4,494	5,371	—	5,371	—
Contract loans	3,540	4,047	—	—	4,047
Separate account assets	1,999,822	1,999,123	1,958,608	40,515	—
Financial instruments recorded
as liabilities:
Deposit-type contracts	16,181	13,426	—	13,426	—
Annuity contracts	15,158	12,577	—	12,577	—
Separate account liabilities	1,999,822	1,999,123	1,958,608	40,515	—

The following table summarizes the carrying amounts and fair values of the Company’s financial instruments for which it is practical to estimate by fair value measurement level at December 31, 2023.

	Carrying
	Amount	Fair Value	Level 1	Level 2	Level 3

Financial instruments recorded
as assets:
Bonds and notes	$593,296	$591,961	$—	$587,978	$3,983
Preferred stocks - unaffiliated	27,100	27,158	—	27,158	—
Mortgage loans	81,949	79,793	—	—	79,793
Cash equivalents and short-term
investments	8,633	8,633	8,633	—	—
Other invested assets	8,257	9,040	—	9,040	—
Contract loans	3,869	4,506	—	—	4,506
Separate account assets	1,821,543	1,821,172	1,775,541	45,631	—
Financial instruments recorded
as liabilities:
Deposit-type contracts	16,227	13,910	—	13,910	—
Annuity contracts	16,108	13,809	—	13,809	—
Separate account liabilities	1,821,543	1,821,172	1,775,541	45,631	—

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UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
The carrying amounts for accrued investment income and certain receivables and payables approximate their fair values due to their short-term nature and have been excluded from the fair value tables above.

Determination of Fair Values

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments by fair value hierarchy level:

Level 1 Measurements

Cash equivalents and short-term investments: Consists of money market mutual funds which are valued based on the closing price as of December 31.

Separate account assets and liabilities: Consists of mutual funds. Valuation is based on the closing price as of the balance sheet date. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Level 2 Measurements

Bonds and notes: Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Preferred stocks - unaffiliated: Consists of privately placed preferred stock. Valuation is based on observable market inputs such as risk-free rates and market comparables.

Cash equivalents and short-term investments: Consists of an U.S. Treasury security which is classified as cash equivalents and short-term investments. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Other invested assets: Consists of surplus notes. Valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data.

Separate account assets and liabilities: Separate account assets are investments in bonds and notes where valuation is principally based on observable inputs including quoted prices for similar assets in markets that are active and observable market data. Separate account liabilities represent the account value owed to the customer; the fair value is determined by reference to the fair value of the related separate account assets.

Deposit-type and annuity contracts: The fair value of the Company’s liabilities under deposit-type and annuity contracts is based on the account balance less applicable surrender charges and considering applicable market value adjustments, such as a spread equivalent to the cost of funds for insurance companies.

Level 3 Measurements

Bonds and notes: Valuation is principally based on unobservable inputs that are significant including estimated prices for similar assets in markets that may not be active. When available, market indices and observable inputs, along with analytical modeling are used. However, observable inputs on non-distressed asset trades are not frequent.

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UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Mortgage loans: The fair value for mortgage loans is estimated using discounted cash flow analyses with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

Contract loans: The fair value for contract loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings.

Note 5: Income Tax

The Company files a stand-alone U.S. federal income tax return as it is not eligible to be included in the CMHC consolidated U.S. federal income tax return until January 1, 2027.

Current income tax expense consists of the following for the years ended December 31:

	2024	2023	2022

Federal income tax expense on operations	$(7,409)	$1,845	$3,754
Federal income tax expense (benefit) on
net realized capital gains (losses)	284	795	8,388

Federal income tax expense	$(7,125)	$2,640	$12,142

The 2024 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2024	2023	Change

Adjusted gross deferred tax assets	$20,234	$18,622	$1,612
Total deferred tax liabilities	(1,248)	(862)	(386)

Net deferred tax asset (excluding nonadmitted)	18,986	17,760	1,226

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			(8,210)

Change in net deferred income tax			$(6,984)

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
The 2023 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2023	2022	Change

Adjusted gross deferred tax assets	$18,622	$16,638	$1,984
Total deferred tax liabilities	(862)	(557)	(305)

Net deferred tax asset (excluding nonadmitted)	$17,760	$16,081	1,679

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			2,213

Change in net deferred income tax			$3,892

The 2022 change in net deferred income tax is comprised of the following:

	December 31,	December 31,
	2022	2021	Change

Adjusted gross deferred tax assets	$16,638	$5,880	$10,758
Total deferred tax liabilities	(557)	(3,131)	2,574

Net deferred tax asset (excluding nonadmitted)	$16,081	$2,749	13,332

Tax effect of net unrealized capital gains and losses,
unrealized foreign exchange capital gains and losses,
and changes as a result of other surplus adjustments			(1,138)

Change in net deferred income tax			$12,194

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Reconciliation to U.S. Tax Rate

The total statutory provision for income taxes for the years ended December 31, 2024, 2023, and 2022 differs from the amount computed by applying the U.S. federal corporate income tax rate of 21% to income before federal income taxes plus gross realized capital gains (losses) due to the items listed in the following reconciliation:

	2024	2023	2022

Tax expense computed at federal corporate rate	$3,476	$2,616	$2,644
Dividends received deductions	(1,907)	(866)	(748)
Energy tax credit	(649)	—	—
Foreign tax credit	(129)	(138)	(103)
Income tax benefit related to prior years	(115)	(690)	(745)
Nonadmitted assets	(261)	(80)	(5)
Interest maintenance reserve amortization	(185)	(262)	(485)
Amortization of deferred gain on reinsurance	(359)	(1,817)	(578)
Tax exempt investment income	(15)	(17)	(34)
Other	3	2	2

Total statutory income taxes	$(141)	$(1,252)	$(52)

Federal income tax expense (benefit)	$(7,125)	$2,640	$12,142
Change in net deferred income tax	6,984	(3,892)	(12,194)

Total statutory income taxes	$(141)	$(1,252)	$(52)
__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Deferred Income Taxes

The components of the net deferred tax asset at December 31 are as follows:

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred
tax assets	$12,723	$7,511	$20,234	$11,043	$7,579	$18,622	$1,680	$(68)	$1,612
Statutory
valuation
allowance
adjustment	—	—	—	—	—	—	—	—	—
Adjusted gross
deferred tax
assets	12,723	7,511	20,234	11,043	7,579	18,622	1,680	(68)	1,612
Deferred tax
assets
nonadmitted	7,260	7,511	14,771	6,100	7,579	13,679	1,160	(68)	1,092
Admitted
tax assets	5,463	—	5,463	4,943	—	4,943	520	—	520
Deferred tax
liabilities	(299)	(949)	(1,248)	(352)	(510)	(862)	53	(439)	(386)
Net admitted
deferred tax
assets	$5,164	$(949)	$4,215	$4,591	$(510)	$4,081	$573	$(439)	$134

The nonadmitted deferred tax asset increased $1,092 in 2024 and $1,852 in 2023. There are no known deferred tax liabilities not recognized. Gross deferred tax assets are reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

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UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities at December 31 are as follows:

	2024	2023	Change
Ordinary deferred tax assets:
Deferred acquisition costs	$8,257	$6,256	$2,001
Life and accident and health reserves	3,820	4,300	(480)
Policyholder dividends accrual	119	137	(18)
Other	527	350	177
Subtotal ordinary deferred tax assets	12,723	11,043	1,680
Nonadmitted ordinary deferred tax assets	7,260	6,100	1,160
Admitted ordinary deferred tax assets	5,463	4,943	520
Capital deferred tax assets:
Investments	7,511	7,579	(68)
Nonadmitted capital deferred tax assets	7,511	7,579	(68)
Admitted capital deferred tax asset	—	—	—
Admitted deferred tax assets	5,463	4,943	520
Ordinary deferred tax liabilities:
Investments	(33)	(33)	—
Deferred and uncollected premium	(76)	(82)	6
Guaranty fund liabilities	(190)	(222)	32
Other	—	(15)	15
Total ordinary deferred tax liabilities	(299)	(352)	53
Capital deferred tax liabilities:
Unrealized gains	(949)	(510)	(439)
Subtotal capital deferred tax liabilities	(949)	(510)	(439)
Total deferred tax liabilities	(1,248)	(862)	(386)
Net admitted deferred tax asset	$4,215	$4,081	$134

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Deferred Tax Asset Admission Calculation

The components of the deferred tax asset admission calculation at December 31 are as follows:

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
(a) Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
(b) Adjusted gross deferred tax assets expected to be realized after application of the threshold limitation; the lesser of (i) or (ii):	4,215	—	4,215	4,081	—	4,081	134	—	134
(i) Adjusted gross deferred tax assets expected to be realized following the balance sheet date	4,215	—	4,215	4,081	—	4,081	134	—	134
(ii) Adjusted gross deferred tax assets allowed per limitation threshold	18,061	—	18,061	—	—	21,107	18,061	—	(3,046)
(c) Adjusted gross deferred tax assets offset by gross deferred tax liabilities	1,248	—	1,248	862	—	862	386	—	386
Admitted deferred tax asset	$5,463	$—	$5,463	$4,943	$—	$4,943	$520	$—	$520

The amounts calculated in (b)(i) and (b)(ii) in the table above are based on the following information:

	2024	2023
Ratio percentage used to determine recovery period and threshold limitation amount (risk-based capital ("RBC") reporting entity)	771%	824%
Recovery period used in (b)(i)	3 years	3 years
Percentage of adjusted capital and surplus used in (b)(ii)	15%	15%
Amount of adjusted capital and surplus used in (b)(ii)	$124,005	$140,716

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UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
The impact of tax planning strategies as of December 31, 2024 is shown in the following table:

	December 31, 2024
	Ordinary	Capital

Determination of adjusted gross deferred tax assets
and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	$12,723	$7,511
Percentage of adjusted gross DTAs by tax character attributable to
the impact of tax planning strategies	0.0%	0.0%
Net admitted adjusted gross DTAs	5,463	—
Percentage of net admitted adjusted gross DTAs by tax character
admitted because of the impact of tax planning strategies	15.3%	0.0%

The impact of tax planning strategies as of December 31, 2024 is shown in the following table:

	December 31, 2023
	Ordinary	Capital

Determination of adjusted gross deferred tax assets
and net admitted deferred tax assets, by tax character as a percentage
Adjusted gross DTAs	$11,043	$7,579
Percentage of adjusted gross DTAs by tax character attributable to
the impact of tax planning strategies	0.0%	0.0%
Net admitted adjusted gross DTAs	4,943	—
Percentage of net admitted adjusted gross DTAs by tax character
admitted because of the impact of tax planning strategies	8.3%	0.0%

Other Tax Items

As of December 31, 2024 and 2023, the Company did not have any federal capital loss, operating loss, or credit carryforwards.

Income taxes incurred in 2024, 2023, and 2022 of $282, $303, and $7,529, respectively, are available for recoupment in the event of future capital losses.

The Company did not have any protective tax deposits under Section 6603 of the Internal Revenue Code.

The Company did not have any tax contingencies as of December 31, 2024 and 2023 and has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

The Company recognizes interest and penalties accrued related to tax contingencies, if any, in income tax expense in the statutory basis statements of operations.

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
The Company files a U.S. federal income tax return and files income tax returns in various states. The Company is subject to tax audits. These audits may result in additional tax liabilities. For the major jurisdictions where it operates, the Company is open to income tax examinations for the years ended after August 1, 2021. For the major jurisdictions where it operates, years ended prior to August 1, 2021 may remain open. Any adjustment to income tax liabilities for periods prior to August 1, 2021 are the sole obligation or benefit of the former owner, Assurant, Inc.

The corporate alternative minimum tax is effective for tax years after 2022. The Company has determined that it is a nonapplicable reporting entity that does not reasonably expect to be an applicable corporation for the 2024 tax year.

Note 6: Related Party Transactions

In the normal course of business, the Company has various transactions with related entities, such as information technology support, benefit plan administration and costs associated with accounting, actuarial, tax, investment and administrative services. In certain circumstances, expenses are shared between the companies. Expenses incurred that are specifically identifiable with a particular company are borne by that company; other expenses are allocated among the companies on the basis of time and usage studies. Amounts due from intercompany activity are generally settled daily. CMFG Life and other affiliates allocated expenses to the Company of $6,428, $9,187, and $14,866 in 2024, 2023, and 2022, respectively. Additionally, the Company was reimbursed $272 and $30 in 2023 and 2022, respectively. The Company has no reimbursements in 2024. The Company had an outstanding payable to CMFG Life for expense sharing transactions, which is included in payables to affiliates, of $1,482 and $2,375 as of December 31, 2024 and December 31, 2023, respectively.

The Company hires MEMBERS Capital Advisors, Inc. (“MCA”), as its investment advisor for most of its portfolio, which is 100% owned by CUNA Mutual Investment Corporation, an affiliate, to manage substantially all of the Company's invested assets in accordance with policies, directives, and guidelines established by the Company. The Company recorded investment management fees totaling $1,081, $1,114, and $967 in 2024, 2023, and 2022, respectively.

Pursuant to agreements used for cash management, the Company periodically borrows from or lends to affiliates. Balances must be repaid within 364 days and interest is charged pursuant to the terms of the agreement. The Company recorded affiliated interest expense related to the cash management agreement of $586, $69, and $406 in 2024, 2023, and 2022, respectively. The Company recorded affiliated interest income of $208, $563, and $19 in 2024, 2023, and 2022, respectively, related to the cash management agreement. The Company had outstanding lending to CMFG Life, which is included in receivables from affiliates, of $785 and $13,952 at December 31, 2024 and December 31, 2023, respectively.

In 2024, the Company paid CMFG Life extraordinary dividends of cash and debt securities of $25,000. In 2023, the Company paid CMFG Life dividends of debt securities of $8,000. In 2022, the Company paid CMFG Life extraordinary dividends composed of mortgage loans, debt securities and cash of $60,000. The Company received timely approval from the Insurance Department for all extraordinary dividends.

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Note 7: Reinsurance

The Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured, diversifying its risk and limiting its overall financial exposure, to exit certain products, and to meet its overall financial objectives. Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements.

The following table shows the effect of reinsurance on premiums, benefits, and surrenders, and increase in policy reserves for 2024, 2023, and 2022.

	2024	2023	2022
Premiums earned:
Direct	$116,913	$121,845	$126,839
Assumed premiums	1,497	1,651	1,798
Ceded to non-affiliate	(116,452)	(121,335)	(126,221)
Premiums and other considerations	$1,958	$2,161	$2,416
Benefits and surrender expenses:
Direct	$526,227	$519,456	$474,841
Assumed from non-affiliates	23,204	24,456	24,669
Ceded to non-affiliates	(489,272)	(482,276)	(428,928)
Benefits and surrender expenses, net of reinsurance	$60,159	$61,636	$70,582
Decrease in policy reserves:
Direct	$(89,845)	$(146,006)	$(60,950)
Assumed from non-affiliates	(13,107)	(13,683)	(17,040)
Ceded to non-affiliates	66,352	122,640	31,665
Decrease in policy reserves, net of reinsurance	$(36,600)	$(37,049)	$(46,325)

Policy reserves and claim liabilities of $532,031 and $570,468 as of December 31, 2024 and 2023, respectively, are net of reinsurance balances ceded.

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
The Company entered into a reinsurance agreement with Sun Life for the sale of its employee benefits segment as discussed in Note 1. The agreement resulted in a gain of $416,387 which was deferred as a component of capital and surplus on the statutory basis statements of changes in capital and surplus. The deferred gain is recognized net of tax basis as profits are earned within the reinsured business. The amount of gain amortized as income in the statutory basis statements of operations for the years ended December 31, 2024, 2023, and 2022 was $610, $1,021, and $1,647, respectively. The Company ceded premiums of $4,420, $3,496, and $3,632 during the years ended December 31, 2024, 2023, and 2022, respectively, related to this agreement. In addition, as of December 31, 2024 and 2023, total ceded reserves related to this agreement were $278,525 and $320,809, respectively.

The Company assumed premium from IA American Life Insurance Company, a former affiliate, of $1,309, $1,629, and $1,810 for the years ended December 31, 2024, 2023, and 2022, respectively, and reserves of $208,290 and $220,983 as of December 31, 2024 and 2023, respectively.

The Company entered into a reinsurance agreement with Talcott Resolution for the sale of the FFG division, which sold variable life insurance and annuity products as discussed in Note 1. The ceded reserves related to this agreement were $417,000 and $444,488 as of December 31, 2024 and 2023, respectively. In addition, under the reinsurance agreement, Talcott Resolution is obligated to contribute funds to increase the value of the separate accounts relating to the business sold if such value declines below contractual guarantees. If Talcott Resolution fails to fulfill these obligations, the Company will be obligated to make these payments. Prudential Financial Inc. administers the Company’s individual life insurance policies ceded under this agreement while Talcott Resolution administers the remaining contracts.

The Company divested its LTC operations to John Hancock as discussed in Note 1. Under this reinsurance agreement, the Company ceded $51,520, $53,299, and $56,639 of premiums to John Hancock during the years ended December 31, 2024, 2023, and 2022, respectively. The ceded reserves related to this agreement were $2,410,760 and $2,522,334, including $431,013 and $443,267 of premium deficiency reserves, as of December 31, 2024 and 2023, respectively.

In the event Sun Life, Talcott Resolution or John Hancock are unable to meet their policy and administrative obligations for the ceded business, the business risk and administration would revert back to the Company. To mitigate this exposure to reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and holds collateral as security under the reinsurance agreements.

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Note 8: Withdrawal Characteristics of Annuity Reserves, Deposit Liabilities, and Life Reserves

The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2024, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2024	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$—	$32,242	$—	$32,242	4.5%
At book value less surrender
charge of 5% or more	12	—	—	12	0.0%
At market value	—	—	478,993	478,993	67.4%

Total with adjustment or
at market value	12	32,242	478,993	511,247	71.9%
At book value with minimal or
no charge adjustment	140,823	—	—	140,823	19.8%
Not subject to
discretionary withdrawal	34,948	—	23,699	58,647	8.3%

Gross annuity reserves and
deposit liabilities	175,783	32,242	502,692	710,717	100.0%
Ceded reserves	162,265	—	—	162,265

Total net annuity reserves
and deposit liabilities	$13,518	$32,242	$502,692	$548,452

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Group Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2024	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$—	$19,705	$—	$19,705	14.2%
At market value	—	—	115,766	115,766	83.7%
Total with adjustment or
at market value	—	19,705	115,766	135,471	97.9%
At book value with minimal or
no charge adjustment	2,918	—	—	2,918	2.1%

Gross annuity reserves and
deposit liabilities	2,918	19,705	115,766	138,389	100.0%
Ceded reserves	56	—	—	56

Total net annuity reserves
and deposit liabilities	$2,862	$19,705	$115,766	$138,333

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
December 31, 2024	Account	Guarantees	Nonguaranteed	Total	Total

At book value with minimal or
no charge adjustment	$17,595	$—	$—	$17,595	100.0%
Not subject to
discretionary withdrawal	—	—	—	—	0.0%

Gross annuity reserves and
deposit liabilities	17,595	—	—	17,595	100.0%
Reinsurance ceded	1,414	—	—	1,414

Total net annuity reserves
and deposit liabilities	$16,181	$—	$—	$16,181

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
The following tables show the withdrawal characteristics of the Company’s annuity reserves and deposit liabilities at December 31, 2023, which are reported as policy reserves on annuity contracts and liability for deposit-type contracts are as follows:

Individual Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2023	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$—	$35,181	$—	$35,181	5.0%
At book value less surrender
charge of 5% or more	138	—	—	138	0.0%
At market value	—	—	457,386	457,386	64.5%

Total with adjustment or
at market value	138	35,181	457,386	492,705	69.5%
At book value with minimal or
no charge adjustment	159,616	—	—	159,616	22.5%
Not subject to
discretionary withdrawal	35,633	—	21,074	56,707	8.0%

Gross annuity reserves and
deposit liabilities	195,387	35,181	478,460	709,028	100.0%
Ceded reserves	181,079	—	—	181,079

Total net annuity reserves
and deposit liabilities	$14,308	$35,181	$478,460	$527,949

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Group Annuities

		Separate	Separate
	General	Account with	Account		% of
December 31, 2023	Account	Guarantees	Nonguaranteed	Total	Total

Subject to discretionary withdrawal -
lump sum:
With market value adjustment	$—	$23,218	$—	$23,218	16.9%
At market value	—	—	110,983	110,983	80.8%
Total with adjustment or
at market value	—	23,218	110,983	134,201	97.7%
At book value with minimal or
no charge adjustment	3,163	—	—	3,163	2.3%

Gross annuity reserves and
deposit liabilities	3,163	23,218	110,983	137,364	100.0%
Ceded reserves	56	—	—	56

Total net annuity reserves
and deposit liabilities	$3,107	$23,218	$110,983	$137,308

Deposit-Type Contracts

		Separate	Separate
	General	Account with	Account		% of
December 31, 2023	Account	Guarantees	Nonguaranteed	Total	Total

At book value with minimal or
no charge adjustment	16,227	—	—	16,227	100.0%
Not subject to
discretionary withdrawal	—	—	—	—	0.0%

Gross annuity reserves and
deposit liabilities	16,227	—	—	16,227	100.0%
Reinsurance ceded	—	—	—	—

Total net annuity reserves
and deposit liabilities	$16,227	$—	$—	$16,227

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
The following table shows policy liabilities associated with the Company’s annuity products as of December 31:

	2024	2023
Annuities	$16,380	$17,415
Deposit-type contracts	16,181	16,227
Annuity reserves from the separate accounts	670,405	647,842
Total annuity reserves	$702,966	$681,484

The following table shows life reserves by withdrawal characteristics at December 31, 2024:

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$43,818	$65,012	$66,404	$—	$—	$—
Universal life	68,573	68,575	76,817	—	—	—
Other permanent cash value
life insurance	—	496,698	524,518	—	—	—
Variable universal life	108,014	106,173	111,382	1,290,191	1,290,191	1,290,191
Miscellaneous reserves	—	15,171	17,476	—	—	—
Not subject to discretionary withdrawal
or no cash values:
Term policies with cash value	—	—	3,895	—	—	—
Accidental death benefits	—	—	460	—	—	—
Disability - active lifes	—	—	204	—	—	—
Disability - disabled lives	—	—	56,915	—	—	—
Miscellaneous reserves	—	—	6,541	—	—	—
Gross reserves before reinsurance	220,405	751,629	864,612	1,290,191	1,290,191	1,290,191
Ceded reinsurance	220,405	278,606	361,367	—	—	—
Net reserves	$—	$473,023	$503,245	$1,290,191	$1,290,191	$1,290,191

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
The following table shows life reserves by withdrawal characteristics at December 31, 2023:

				Separate Account -
	General Account			Non-Guaranteed
	Account	Cash		Account	Cash
	Value	Value	Reserve	Value	Value	Reserve
Subject to discretionary withdrawal,
surrender values, or policy loans:
Term policies with cash value	$46,131	$68,597	$69,316	$—	$—	$—
Universal life	71,767	71,768	80,500	—	—	—
Other permanent cash value
life insurance	—	531,555	560,917	—	—	—
Variable universal life	108,392	107,894	111,566	1,146,243	1,146,243	1,146,243
Miscellaneous reserves	—	15,238	17,849	—	—	—
Not subject to discretionary withdrawal
or no cash values:
Term policies without cash value	—	—	4,855	—	—	—
Accidental death benefits	—	—	480	—	—	—
Disability - active lives	—	—	224	—	—	—
Disability - disabled lives	—	—	63,497	—	—	—
Miscellaneous reserves	—	—	6,717	—	—	—
Gross reserves before reinsurance	226,290	795,052	915,921	1,146,243	1,146,243	1,146,243
Ceded reinsurance	226,290	287,864	377,116	—	—	—
Net reserves	$—	$507,188	$538,805	$1,146,243	$1,146,243	$1,146,243

The following table shows policy liabilities associated with the Company’s life products as of December 31:

	2024	2023
Life	$499,272	$534,631
Miscellaneous	3,973	4,174
Life reserves from the separate accounts	1,290,191	1,146,243

Total life insurance reserves	$1,793,436	$1,685,048

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Note 9: Statutory Financial Data and Dividend Restrictions

RBC requirements promulgated by the NAIC and adopted by the Insurance Department require U. S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating asset risk, insurance risk, and business risk. The adequacy of the Company’s actual capital is evaluated by a comparison to the RBC results, as determined by the formula. At December 31, 2024 and 2023, USIC’s adjusted capital exceeded the RBC minimum requirements, as required by the NAIC.

USIC is subject to statutory regulations as to maintenance of capital and surplus and payment of stockholder dividends. Generally, dividends to the parent must be reported to the appropriate state regulatory authority in advance of payment and extraordinary dividends, as defined by statutes, require regulatory approval. USIC could pay up to $23,120 in stockholder dividends in 2025 without the approval of the Insurance Department.

Note 10: Commitments and Contingencies

Investment Commitments

The Company has the following investment commitments outstanding at December 31:

	2024	2023

Limited partnerships	$79,680	$64,042

Total investment commitments	$79,680	$64,042

Insurance Guaranty Funds

The Company is liable for guaranty fund assessments related to unaffiliated insurance companies that have become insolvent during 2024 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies. The Company has established a liability of $149 and $289 at December 31, 2024 and 2023, respectively, for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these accrued assessments and has established an asset of $891 and $1,055 as of December 31, 2024 and 2023, respectively. Recoveries of assessments from premium taxes are generally made over a five-year period.

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Assets recognized from paid and accrued premium tax offsets and policy surcharges are summarized as follows:

	2024	2023

Asset recognized from paid and accrued
premium tax offsets prior year-end	$1,055	$1,483

Decreases:
Premium tax offset applied	226	222
Accrued assessments	143	278

Total decreases	369	500

Increases:
Creditable guaranty fund assessments paid	205	72

Total increases	205	72

Asset recognized from paid and accrued
premium tax offsets year-end	$891	$1,055

Legal Matters

Various legal and regulatory actions, including state market conduct exams and federal tax audits, are currently pending that involve the Company and specific aspects of its conduct of business. Like other members of the insurance industry, the Company is routinely involved in a number of lawsuits and other types of proceedings, some of which may involve claims for substantial or indeterminate amounts. These actions are based on a variety of issues and involve a range of the Company's practices. The ultimate outcome of these disputes is unpredictable.

These matters in some cases raise difficult and complicated factual and legal issues and are subject to many uncertainties and complexities, including but not limited to, the underlying facts of each matter; novel legal issues; variations between jurisdictions in which matters are being litigated, heard or investigated; differences in applicable laws and judicial interpretations; the length of time before many of these matters might be resolved by settlement, through litigation or otherwise and, in some cases, the timing of their resolutions relative to other similar matters involving other companies. In connection with regulatory examinations and proceedings, government authorities may seek various forms of relief, including penalties, restitution and changes in business practices. The Company may not be advised of the nature and extent of relief sought until the final stages of the examination or proceeding. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the statutory basis financial statements of the Company.

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Note 11: Unassigned Surplus

Unassigned surplus at December 31 considers the accumulated balances for the following items:

	2024	2023

Nonadmitted assets:
Net deferred tax asset	$(14,771)	$(13,679)
Debit suspense balance	(1,676)	(341)
Other	(295)	(403)
Total nonadmitted assets deducted from surplus	$(16,742)	$(14,423)

Asset valuation reserve deducted from surplus	$(10,456)	$(7,296)
Deferred gain on sale of FFG	6,200	10,121
Deferred gain on reinsurance with Sun Life	6,485	7,095
Unrealized capital gains, net of tax
(2024 - $949, 2023 - $510)	3,570	2,525

Note 12: Premiums Deferred and Uncollected

Deferred and uncollected life insurance premiums as of December 31 are shown in the following table:

	2024		2023
		Net of		Net of
	Gross	Loading	Gross	Loading

Ordinary renewal	$608	$364	$660	$390

Totals	$608	$364	$660	$390

Gross premium represents the amount of premium charged to the policyholders. The amounts net of loading excludes the portion of the gross premium attributable to expenses and certain pricing assumptions.

Note 13: Separate Accounts

The general account of the Company had no separate account guarantees as of December 31, 2024 or 2023.

Separate accounts held by the Company represent policyholder funds for variable annuity and variable universal life contracts. The separate account assets primarily consist of mutual funds that contain common stocks. Additionally, the separate accounts include bonds and short-term investments, which are carried at estimated fair value.

In 2001, the Company fully ceded its separate accounts business on a modified co-insurance basis to Talcott Resolution.

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
The separate account assets legally insulated and not legally insulated from the general account as of December 31, 2024 and 2023 are attributed to the following products/transactions:

	2024		2023
	Separate Account		Separate Account
	Legally	Assets Not	Legally	Assets Not
	Insulated Assets	Legally Insulated	Insulated Assets	Legally Insulated

Individual variable annuity	$619,210	$—	$589,884	$—
Variable life	1,291,130	—	1,146,994	—
Modified guarantee contracts	—	89,482	—	84,665

Total assets	$1,910,340	$89,482	$1,736,878	$84,665

The Company’s separate accounts, primarily for individual policyholders, do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.

Information relating to the Company’s separate account business as of December 31 is set forth in the tables below:

	2024			2023
	Non-Indexed with Guarantees Less Than/Equal to 4%	Non-Guaranteed	Total	Non-Indexed with Guarantees Less Than/Equal to 4%	Non-Guaranteed	Total

Reserves for accounts
with assets at fair value	$51,946	$1,908,648	$1,960,594	$58,399	$1,735,686	$1,794,085
Reserves with assets subject
to discretionary withdrawal:
At fair value	—	1,908,648	1,908,648	—	1,735,686	1,735,686
With market value adjustment	51,948	—	51,948	58,399	—	58,399

Subtotal separate account liabilities	$51,948	$1,908,648	$1,960,596	$58,399	$1,735,686	$1,794,085
Transfer to separate accounts			39,228			27,458
Total separate account liabilities			$1,999,824			$1,821,543

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)
Details of the net transfers to (from) separate accounts are shown in the table below for the years ended:

	2024	2023

Transfers to separate accounts	$30,193	$33,971
Transfers from separate accounts	(156,307)	(142,205)
Net transfers to separate accounts	(126,114)	(108,234)
Reinsurance ceded	126,114	108,234
Transfers as reported in the statement of operations	$—	$—

Note 14: Reconciliation to 2024 and 2023 Annual Statements

	As reported in
	2024 USIC	As reported
	Statutory	in 2024
	Basis	USIC
	Financial	Annual
	Statements	Statements	Difference

Statutory basis statements of admitted assets,
liabilities and capital and surplus
Deferred gains	$12,685	$—	$12,685
Unassigned surplus	30,648	43,333	(12,685)
Total capital and surplus	128,219	128,219	—

Statutory basis statements of operations
Commission and fee income	$16,398	$13,576	$2,822
Total income	57,026	54,204	2,822
Net income	23,773	20,951	2,822

Statutory basis statements of changes in
capital and surplus
Net income	$23,773	$20,951	$2,822
Amortization of gain on reinsurance (see Note 7)	(610)	2,212	(2,822)
Capital and surplus at end of year	128,219	128,219	—
__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Notes to Statutory Basis Financial Statements ($ in 000s)

	As reported in
	2023 USIC	As reported
	Statutory	in 2023
	Basis	USIC
	Financial	Annual
	Statements	Statements	Difference

Statutory basis statements of admitted assets,
liabilities and capital and surplus
Deferred gains	$17,216	$—	$17,216
Unassigned surplus	42,694	59,910	(17,216)
Total capital and surplus	144,796	144,796	—

Statutory basis statements of operations
Commission and fee income	$19,885	$23,428	$(3,543)
Total income	64,481	68,024	(3,543)
Net income	5,269	8,812	(3,543)

Statutory basis statements of changes in
capital and surplus
Net income	$5,269	$8,812	$(3,543)
Amortization of gain on reinsurance (see Note 7)	(1,021)	(4,564)	3,543
Capital and surplus at end of year	144,796	144,796	—

Note 15: Subsequent Events

The Company evaluated subsequent events through March 25, 2025, the date the statutory basis financial statements were available for issuance. There were no subsequent events that require adjustment to or disclosure in the accompanying statutory basis financial statements.
__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Schedule of Selected Financial Data As of and for the Year Ended December 31, 2024 (000s omitted)

Supplemental Schedules
__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Schedule of Selected Financial Data As of and for the Year Ended December 31, 2024 (000s omitted)

Net investment income earned:
Government bonds	$(973)
Bonds exempt from U.S. tax	—
Other bonds (unaffiliated)	31,684
Bonds of affiliates	—
Preferred stocks (unaffiliated)	1,610
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	—
Common stocks of affiliates	—
Mortgage loans	5,825
Real estate	—
Premium notes, contract loans and liens	140
Cash	—
Cash equivalents	633
Short-term investments	—
Other invested assets	388
Derivatives	—
Aggregate write-ins for net investment income	208
Gross net investment income	$39,515

Real estate owned - book value less encumbrances (excluding home office)

Mortgage loans - book value:
Farm mortgages	$—
Residential mortgages	—
Commercial mortgages	121,105
Total mortgage loans	$121,105

Mortgage loans by standing - book value:
Good standing	$121,105
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	—
Foreclosure in process	—
Other long-term assets-statement value	45,065
Collateral loans	—
Bonds and stocks of parents, subsidiaries and affiliates - book value
Bonds	—
Preferred stocks	—
Common stocks	—

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Schedule of Selected Financial Data As of and for the Year Ended December 31, 2024 (000s omitted)

Bonds and short-term investments by class and maturity:
Bonds by maturity - statement value
Due within one year or less	$13,407
Over 1 year through 5 years	104,393
Over 5 years through 10 years	109,634
Over 10 years through 20 years	184,319
Over 20 years	89,754

Total by maturity	$501,507

Bonds by class - statement value
Class 1	$301,254
Class 2	190,194
Class 3	9,857
Class 4	202
Class 5	—
Class 6	—
Total by class	$501,507

Total bonds publicly traded	435,720
Total bonds privately placed	65,787

Preferred stocks - statement value	26,853
Common stocks - market value	—
Short-term investments - book value	—
Options, caps & floors - statement value	—
Options, caps & floors written and in force - statement value (excluding liabilities)	—
Collar, swap & forward agreements open - statement value	—
Futures contracts open - current value (excluding liabilities)	—
Cash	1,311
Cash equivalents	7,841

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Schedule of Selected Financial Data As of and for the Year Ended December 31, 2024 (000s omitted)

Life insurance in force:
Industrial	$20,606
Ordinary	6,106,944
Group life	468,792

Amount of accidental death insurance in force under ordinary policies	75,464

Life insurance policies with disability provisions in force:
Ordinary	2,895
Group life	4,616

Supplementary contracts in-force:
Ordinary - not involving life contingencies:
Amount on deposit	2,732
Amount of income payable	—
Ordinary - involving life contingencies:
Amount on deposit	—
Amount of income payable	19

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Schedule of Selected Financial Data As of and for the Year Ended December 31, 2024 (000s omitted)

Annuities:
Ordinary
Immediate - amount of income payable	$4,388
Deferred - fully paid - account balance	647,740
Deferred - not fully paid - account balance	4,670

Accident and health insurance - premium in force
Group	924
Credit	—
Other	82,971

Dividend accumulations - account balance	13,540

Claim payments 2024
Group accident and health - year ended December 31
2024	19
2023	67
2022	17
2021	3
2020	98
Prior	1

Other accident and health
2024	280
2023	697
2022	390
2021	232
2020	251
Prior	143

Obligations under securities lending	—

__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Schedule of Selected Financial Data As of and for the Year Ended December 31, 2024 (000s omitted)

	Gross	Admitted Invested Assets
	Investment	Reported in the Annual Statement
Investment Categories	Holdings	Amount	Percentage
Long-Term Bonds (Schedule D, Part 1):
U.S. governments	$4,863	$4,863	0.7%
All other governments	—	—	0.0%
U.S. states, territories and possessions, etc. guaranteed	2,408	2,408	0.3%
U.S. political subdivisions of states, territories,
and possessions, guaranteed	33,086	33,086	4.7%
U.S. special revenue and special assessment
obligations, etc. non-guaranteed	27,171	27,171	3.8%
Industrial and miscellaneous	433,979	433,979	61.5%
Hybrid securities	—	—	0.0%
Parent, subsidiaries and affiliates	—	—	0.0%
SVO identified funds	—	—	0.0%
Unaffiliated bank loans	—	—	0.0%
Total long-term bonds	501,507	501,507	71.0%
Preferred stocks
Industrial and miscellaneous (unaffiliated)	26,853	26,853	3.8%
Parent, subsidiaries and affiliates	—	—	0.0%
Total preferred stocks	26,853	26,853	3.8%
Common stocks	—	—	0.0%
Industrial and miscellaneous Publicly traded (Unaffiliated)	—	—	0.0%
Industrial and miscellaneous Other (Unaffiliated)	—	—	0.0%
Parent, subsidiaries and affiliates Publicly traded	—	—	0.0%
Parent, subsidiaries and affiliates Other	—	—	0.0%
Mutual funds	—	—	0.0%
Unit investment trusts	—	—	0.0%
Closed-end funds	—	—	0.0%
Total common stocks	—	—	0.0%
Mortgage loans	121,105	121,105	17.1%
Farm mortgages	—	—	0.0%
Residential mortgages	—	—	0.0%
Commercial mortgages		—	0.0%
Mezzanin real estate loans	—	—	0.0%
Total valuation allowance	—	—	0.0%
Total mortgage loans	121,105	121,105	17.1%
Cash, cash equivalents and short-term investments	9,152	9,152	1.3%
Cash (Schedule E, Part 1)	—	—	0.0%
Cash equivalents (Schedule E, Part 2)	—	—	0.0%
Short-term investments (Schedule DA)	—	—	0.0%
Total cash, cash equivalents and short-term investments	9,152	9,152	1.3%
Contract loans	3,540	3,540	0.5%
Derivatives	—	—	0.0%
Other invested assets (Schedule BA)	45,065	45,065	6.3%
Receivable for securities	—	—	0.0%
Total invested assets	$707,222	$707,222	100.0%
__________________________________________________________________________________________

UNION SECURITY INSURANCE COMPANY Reinsurance Contract Interrogatories Year Ended December 31, 2024
1.USIC has applied reinsurance accounting, as described in SSAP No. 61R, to reinsurance contracts entered into, renewed or amended on or after January 1, 1996, which do not include risk-limiting features, as described in SSAP No. 61R.
2.USIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period.
3.USIC has not entered into, renewed or amended reinsurance contracts on or after January 1, 1996, which contain a payment schedule, accumulating retentions from multiple years or any features inherently designed to delay timing of the reimbursement to the ceding company.
4.USIC has not ceded any risk during the period ended December 31, 2024 under any reinsurance contracts entered into, renewed or amended on or after January 1, 1996 accounted for as reinsurance under GAAP and as a deposit under SSAP No. 61R.
5.USIC cedes certain annuity contracts which are accounted for as reinsurance ceded under statutory accounting. These contracts are accounted for as investment-type contracts under GAAP; as such, deposits are not reported as revenues for GAAP. Consequently, deposit accounting is used to account for the reinsurance agreement for GAAP.
__________________________________________________________________________________________

__________________________________________________________________________________________

__________________________________________________________________________________________

SUPPLEMENT FOR THE YEAR 2024 OF THE UNION SECURITY INSURANCE COMPANY

11. Amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01 Are assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

		1	2
11.02	Total admitted assets held in Canadian investments	$	%
11.03	Canadian-currency-denominated investments	$	%
11.04	Canadian-denominated insurance liabilities	$	%
11.05	Unhedged Canadian currency exposure	$	%

12. Report aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions:

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$	%
	Largest three investments with contractual sales restrictions:		
12.03		$	%
12.04		$	%
12.05		$	%

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01 Are assets held in equity interests less than 2.5% of the reporting entity's total admitted assets? Yes [ ] No [X]

If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

	1 Issuer	2	3
13.02	MCA FUND VI LP	$ 40,571,473	5.5 %
13.03	BANK OF AMERICA CORP	$ 9,232,376	1.3 %
13.04	STATE STREET CORP	$ 9,161,100	1.3 %
13.05	PUBLIC STORAGE OPERATING Co	$ 4,650,000	0.6 %
13.06	AMG CAPITAL TRUST II	$ 2,178,000	0.3 %
13.07	CITIGROUP CAPITAL XIII	$ 796,251	0.1 %
13.08	MORGAN STANLEY	$ 706,440	0.1 %
13.09	PROLOGIS INC	$ 128,934	%
13.10		$	%
13.11		$	%

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SUPPLEMENT FOR THE YEAR 2024 OF THE UNION SECURITY INSURANCE COMPANY

14. Amounts and percentages of the reporting entity's total admitted assets held in nonaffiliated, privately placed equities:

14.01 Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1	2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$	%
	Largest three investments held in nonaffiliated, privately placed equities:		
14.03		$	%
14.04		$	%
14.05		$	%

Ten largest fund managers:

	1 Fund Manager	2 Total Invested	3 Diversified	4 Nondiversified
14.06	STATE STREET GLOBAL ADVISORS	$ 7,841,089	$ 7,841,089	$
14.07		$	$	$
14.08		$	$	$
14.09		$	$	$
14.10		$	$	$
14.11		$	$	$
14.12		$	$	$
14.13		$	$	$
14.14		$	$	$
14.15		$	$	$

15. Amounts and percentages of the reporting entity's total admitted assets held in general partnership interests:

15.01 Are assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets? Yes [X] No [ ]

If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$	%
	Largest three investments in general partnership interests:		
15.03		$	%
15.04		$	%
15.05		$	%

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SUPPLEMENT FOR THE YEAR 2024 OF THE UNION SECURITY INSURANCE COMPANY

20. Amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

| | At Year End 1 | At Year End 2 | At End of Each Quarter 1st Quarter 3 | At End of Each Quarter 2nd Quarter 4 | At End of Each Quarter 3rd Quarter 5 |
|---|---|---|---|---|---|
| 20.01 Securities lending agreements (do not include assets held as collateral for such transactions) | $ | % | $ | $ | $ |
| 20.02 Repurchase agreements | $ | % | $ | $ | $ |
| 20.03 Reverse repurchase agreements | $ | % | $ | $ | $ |
| 20.04 Dollar repurchase agreements | $ | % | $ | $ | $ |
| 20.05 Dollar reverse repurchase agreements | $ | % | $ | $ | $ |

21. Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

| | Owned 1 | Owned 2 | Written 3 | Written 4 |
|---|---|---|---|---|
| 21.01 Hedging | $ | % | $ | % |
| 21.02 Income generation | $ | % | $ | % |
| 21.03 Other | $ | % | $ | % |

22. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

| | At Year End 1 | At Year End 2 | At End of Each Quarter 1st Quarter 3 | At End of Each Quarter 2nd Quarter 4 | At End of Each Quarter 3rd Quarter 5 |
|---|---|---|---|---|---|
| 22.01 Hedging | $ | % | $ | $ | $ |
| 22.02 Income generation | $ | % | $ | $ | $ |
| 22.03 Replications | $ | % | $ | $ | $ |
| 22.04 Other | $ | % | $ | $ | $ |

23. Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

| | At Year End 1 | At Year End 2 | At End of Each Quarter 1st Quarter 3 | At End of Each Quarter 2nd Quarter 4 | At End of Each Quarter 3rd Quarter 5 |
|---|---|---|---|---|---|
| 23.01 Hedging | $ | % | $ | $ | $ |
| 23.02 Income generation | $ | % | $ | $ | $ |
| 23.03 Replications | $ | % | $ | $ | $ |
| 23.04 Other | $ | % | $ | $ | $ |

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